UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

GREEN PLAINS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Who We Are

Green Plains is a leading ag-tech company using innovative processes to transform annually renewable crops into sustainable, high-value ingredients.

Our Strategy

As a leading biorefining company, we constantly drive meaningful transformation of our platform through technological advancement and innovation to create sustainable, value-added products. Every day we work to create more value from fewer resources, seize meaningful opportunities for our Company and innovate products to better serve our customers and the environment.

Our Purpose

We leverage technology to create sustainable products that have a meaningful impact on our customers, the environment and a growing global population. We utilize our extensive experience in agribusiness to make the most out of everything we develop.

10 Biorefineries

Strategically located throughout the United States

310 Million

Bushels of annual corn production capacity

903 Million Gallons

Our annual production capacity of low-carbon biofuels

Approximately 780

Dedicated employees

1
Letter from our Board of Directors

Dear Shareholders:
As I mark my first year as Chairman of the Board, I am honored to address you and reflect on the progress we’ve made together. Over the past year, I have had the privilege of working alongside our committed Board members and Green Plains’ talented team as we continue to drive our transformation into a leader in sustainable agriculture and ag-tech innovation.
In 2024, Green Plains made significant strides in our transformation into a leading ag-tech innovator, producing sustainable ingredients that matter. We have achieved record production levels in high-protein products and renewable corn oil, expanded our protein sales into new international markets, and successfully introduced our exclusive 60% protein product, Sequence™. Additionally, we completed construction on the world’s first low-carbon-intensity dextrose facility using a dry mill process and launched a promising technology collaboration with Shell, poised to reshape the ethanol and grain processing industry. These accomplishments underscore our commitment to environmental stewardship and responsible business practices.
Looking ahead, we are focused on reducing carbon intensity and improving the productivity and efficiency of our facilities, which will drive long-term value for our shareholders. Our Advantage Nebraska strategy, set for full-scale implementation in 2025, will position Green Plains as a global leader in decarbonization. This initiative is expected to drive economic growth, create new opportunities, and enhance our competitive edge, ultimately delivering strong returns and reinforcing Green Plains' commitment to both financial success and environmental leadership.
We are deeply grateful for the support of our employees, customers, shareholders, and communities. Together, we are advancing toward a sustainable and prosperous future.
Sincerely,
James D. Anderson
The Board of Directors
“Looking ahead, we are focused on reducing carbon intensity and improving the productivity and efficiency of our facilities, which will drive long-term value for our shareholders. Our Advantage Nebraska strategy, set for full-scale implementation in 2025, will position Green Plains as a global leader in sustainable agriculture and decarbonization.”

2	GREEN PLAINS INC. 2025 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
Notice of Annual Meeting of Shareholders

DATE AND TIME 10:00 a.m., Central Daylight Time, on Friday, June 6, 2025 LOCATION www.meetnow.global/MWQK6U7 RECORD DATE April 11, 2025	Items of Business

	Proposals	Board Vote Recommendation	For Further Details

	1.To elect eight directors to serve one-year terms that expire at the 2026 annual meeting	Vote FOR all nominees	▶ Page 13

	2.To ratify the selection of KPMG as the Company’s independent registered public accountants for the year ending December 31, 2025	Vote FOR	▶ Page 35

	3.To cast an advisory vote to approve the Company’s executive compensation	Vote FOR	▶ Page 41

To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

How To Vote
Whether or not you expect to attend the annual meeting online, we urge you to vote your shares via the following:
INTERNET
Go to: www.envisionreports.com/GPRE
PHONE
Call our toll-free telephone number 1-800-652-VOTE (8683) within the USA, US Territories and Canada
MAIL
Sign, date and mail the proxy card in the envelope provided.

The foregoing items are more fully described in the accompanying Proxy Statement. Each share of our Common Stock is entitled to one vote on all matters presented at the Annual Meeting. Dissenters’ rights are not applicable to these matters.
To provide a safe experience for our shareholders and employees, as well as to provide expanded access, improved communications and cost and time savings for our shareholders and the Company, we will once again conduct a virtual annual meeting. You will be able to attend and participate in the meeting by visiting www.meetnow.global/MWQK6U7, where you will be able to listen to the meeting live, submit questions, and vote. To access the online meeting, you must have the information that is printed on the shaded bar area located on the reverse side of the Notice. A password is not required for this meeting.
By Order of the Board of Directors,
Michelle Mapes
Corporate Secretary
Omaha, Nebraska
April 24, 2025
Important Notice Regarding the Availability of Proxy Materials for Shareholder Meeting to be held on June 6, 2025.
Pursuant to rules promulgated by the Securities and Exchange Commission, we have elected to provide access to our proxy materials by notifying you of the availability of our proxy materials on the Internet. Instead of mailing paper copies of our proxy materials, we sent shareholders the Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on June 6, 2025, with instructions for accessing the proxy materials and voting via the Internet (the “Notice”) and attending the Annual Meeting online. The Notice, which was mailed on or around April 24, 2025, also provides information on how shareholders may obtain paper copies of our proxy materials if they so choose. The Notice, the Proxy Statement and our 2024 Annual Report may be accessed at www.edocumentview.com/GPRE.

3
Table of Contents

1	Letter from our Board of Directors
2	Notice of Annual Meeting of Shareholders
4	Safe Harbor for Forward-Looking Statements
4	Web Links
5	Proxy Statement
5	Proxy Summary
13	Corporate Governance

13	PROPOSAL 1 Election of Directors

14	Director Nominee Biographical Information and Experience
22	Director Nomination Process
23	Leadership Structure
24	Committees of the Board
27	Board Oversight
31	Investor Engagement
32	Other Governance Principles
34	Compensation of Directors
35	Audit Matters

35	PROPOSAL 2 Ratification of Company’s Auditors

36	Independence of Auditors
36	Auditors’ Fees
37	Audit Committee Report

38	Executive Officers
41	Executive Compensation

41	PROPOSAL 3 Advisory Vote to Approve Executive Compensation

42	Compensation Discussion and Analysis
61	Compensation Committee Report
61	Compensation Tables
72	CEO Pay Ratio
73	Pay vs. Performance Comparison
76	Equity Compensation Plan Information

77	Security Ownership of Certain Beneficial Owners and Management
79	Transactions with Related Persons, Promoters and Certain Control Persons
80	Other Matters

4	GREEN PLAINS INC. 2025 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
Safe Harbor for Forward-Looking Statements
Any statements in this Proxy Statement that are not historical, including statements concerning plans and objectives of management for future operations, economic performance or related assumptions, are forward-looking statements made in accordance with safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as “anticipate,” “believe,” “continue,” “estimate,” “expect,” “intend,” “outlook,” “plan,” “predict,” “may,” “could,” “should,” “will” and similar expressions, as well as statements regarding future operating or financial performance or guidance, business strategy, environment, key trends and benefits of actual or planned acquisitions. We believe our expectations regarding future events are based on reasonable assumptions; however, these assumptions may not be accurate or account for all risks and uncertainties. Consequently, forward-looking statements are not guaranteed. Important factors that could cause actual results to differ materially from those in the forward-looking statements are described under Part I, Item 1A, Risk Factors, and Part II, Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations in our 2024 Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. Certain statements contained in this Proxy Statement, particularly pertaining to our ongoing transformation into the biorefinery platform as well as sustainability performance, goals, and initiatives, are subject to additional risks and uncertainties, including regarding gathering and verification of information and related methodological considerations; our ability to implement various initiatives under expected timeframes, cost, and complexity; our dependency on third-parties to provide certain information and to comply with applicable laws and policies; and other unforeseen events or conditions. These factors, as well as others, may cause results to differ materially and adversely from those expressed in any of our forward-looking statements. All forward-looking statements included in this document are based on information available to us on the date hereof. We will not undertake and specifically decline any obligation to update any forward-looking statements, except as required under applicable law.
Web Links
Web links throughout this document are provided for convenience only, and information on the Company's website is not incorporated by reference into this Proxy Statement.

5
Proxy Statement
This Proxy Statement is provided to the shareholders of Green Plains Inc. in connection with the solicitation of proxies by our Board of Directors (the “Board”) to be voted at an Annual Meeting of Shareholders to be held at 10:00 a.m., Central Daylight Time, online at www.meetnow.global/MWQK6U7 on Friday, June 6, 2025, and at any adjournment or postponement thereof (the “Annual Meeting”).
Proxy Summary
This summary highlights selected information contained elsewhere in this Proxy Statement. This summary does not contain all the information that you should consider in deciding how to vote. You should read the Proxy Statement carefully before voting.

About Our Company
Transformation. It’s what we do every day when we convert a kernel of corn into sustainable products to help meet the global demand for high-value feed ingredients and low-carbon fuel. We are amid a broader transformation extracting even more low-carbon ingredients from the same annually renewable crops. Our suite of proprietary technologies makes our broad transformation possible. We are leading the way in producing sustainable ingredients to meet the demands of a growing world.
Green Plains is an Iowa corporation, founded in June 2004 as a producer of low-carbon fuels and has grown to be a leading biorefining company maximizing the potential of existing resources through fermentation and patented agribusiness technologies. We continue the transition from a commodity-processing business to a value-added agricultural technology company creating lower carbon, high-value ingredients from existing resources. To that end, we are currently executing on a number of initiatives to develop and implement proven agricultural, food and industrial biotechnology systems that allow for product diversification, new market opportunities and production of additional value-added low-carbon ingredients, such as Ultra-High Protein, low-CI dextrose, renewable corn oil and more, as well as offering these technologies to the broader biofuels industry. We are a leader in deploying carbon capture technology to reduce the CI of our biofuels at several of our production facilities. We are executing on initiatives to become a low cost operator.

Company Highlights
The Company operates two business segments: (1) ethanol production, which includes the production, storage and transportation of ethanol, distillers grains, Ultra-High Protein and renewable corn oil, and (2) agribusiness and energy services, which includes grain handling and storage, commodity marketing and merchant trading for Company-produced and third-party ethanol, distillers grains, renewable corn oil, natural gas and other commodities.

6	GREEN PLAINS INC. 2025 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
2024 Performance Highlights
Green Plains made significant progress in 2024, once again reaching record yields of renewable corn oil while producing record amounts of Ultra-High Protein. We continued executing on initiatives to simplify our business and ultimately our cost structure, with a corporate reorganization and cost reduction initiative commenced in 2024 and executed in the early months of 2025. Our ‘Advantage Nebraska’ carbon reduction strategy remains on track, with major equipment ordered and construction management agreements executed.

Achievements
—Completed acquisition of remaining interest in Green Plains Partners LP on January 9, 2024 streamlining operations and improving efficiencies;
—MSC™ turnkey partner Tharaldson Ethanol in Casselton, North Dakota, began operating the world’s largest MSC™ facility in the second quarter, bringing total Ultra-High Protein production capacity to 430,000 tons per year;
—Commissioned the York, Nebraska, demonstration facility combining Fluid Quip Technologies’ precision separation and processing technology (MSC™) with Shell Fiber Conversion Technology (SFCT), beginning in the first half of 2024;
—Executed construction management agreements and ordered major equipment necessary to capture carbon from the Central City, Wood River and York facilities as part of ‘Advantage Nebraska’ strategy;
—Completed the sale of the unit train terminal in Birmingham, Ala. to Lincoln Birmingham, LLC on September 30, 2024. The proceeds of the sale were used to repay the outstanding balance of the Green Plains Partners term loan due July 20, 2026; and
—Began operating the Clean Sugar Technology™ deployment in Shenandoah, Iowa, with samples sent to customers for evaluation.

PROXY SUMMARY	7
Board Highlights
Our Board of Directors
On April 14, 2025, Green Plains Inc. appointed three individuals as independent members of its board of directors, Steve Furcich, Carl Grassi, and Patrick Sweeney. These individuals were appointed as part of the continuation of the Company's refreshment of its board of directors as they possess additive experience in key areas such as the agriculture and commodities sector, capital allocation, finance, long-term planning, and strategic reviews and transactions. Now through the Annual Meeting, the appointments will result in an expansion of the Board to ten members. The Board will be reduced to eight members due to Ejnar A. Knudsen III and Alain Treuer not standing for re-election at this year’s Annual Meeting.

		Director Since	Committee Membership

Name and Primary Occupation	Age		AC	CC	NGC

Director Nominees

JAMES D. ANDERSON Chairman of the Board Chief Executive Officer, Molycop	67	2008

FARHA ASLAM Managing Partner, Crescent House Capital	56	2021

STEVE FURCICH Partner, Tillridge Global Agribusiness Fund	66	N/A

CARL GRASSI Former Chairman, McDonald Hopkins LLC	65	N/A

BRIAN PETERSON President and Chief Executive Officer, Whiskey Creek Enterprises	61	2005

MARTIN SALINAS JR. Former Chief Financial Officer, Energy Transfer Partners, LP	53	2021

PATRICK SWEENEY Director, Portfolio Manager, Ancora Holdings Group LLC	35	N/A

KIMBERLY WAGNER Managing Partner, TBGD Partners	61	2020

IND Independent Director
Chair	Member	AC Audit Committee	CC Compensation Committee
NGC Nominating and Governance Committee

8	GREEN PLAINS INC. 2025 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
Board Snapshot
The below reflects data related to the eight members who are Director nominees of the Board..

INDEPENDENCE	AGE	DIRECTOR TENURE

100% independent	58 years average	6.0 years average

SKILLS AND EXPERIENCE

EXECUTIVE LEADERSHIP		INTERNATIONAL BUSINESS

PUBLIC COMPANY /CORP GOVERNANCE/ SUSTAINABILITY		MERGERS & ACQUISITIONS

EXECUTIVE COMPENSATION		CAPITAL MARKETS

INDUSTRIAL MFG & INGREDIENT PROD		AUDIT/RISK/ CYBERSECURITY

COMMODITY MARKETS/ MARKETING		LEGAL/ REGULATORY GOVERNMENT RELATIONS

STRATEGY DEVELOPMENT

PROXY SUMMARY	9

Key Skills & Experiences	Description of Skills and Explanation of Importance

Executive Leadership
—One of the core considerations of our Board in examining director candidates is that the director should have an established track record of professional accomplishment in the candidate’s chosen field. It is important we have highly qualified directors with a diverse range of complementary skill sets, but the common thread is that our directors have experience leading large, complex organizations and teams. Green Plains is a company with an array of important stakeholders, including employees, shareholders, customers, partners, regulators, and communities. It is important for our Board to have directors who have experience dealing with a similar range of stakeholders and managing the challenges associated with operating a large organization.

Public Company/ Corporate Governance/ Sustainability
—Our Board is responsible for overseeing the successful execution of our strategy and the selection and retention of key executives, which affects the fundamental operation of the Company. It is important for our Board to have directors who understand the fiduciary obligations of public company directors and who have experience shaping a company’s priorities and structure. Effective corporate governance and ongoing board refreshment are all part of a broader effort to ensure that sustainability considerations and goals are incorporated into the Company’s corporate strategy. Also, the implementation of leading sustainability practices is a very important component of our business as the effects of global climate change continue to attract considerable attention with widespread concerns about the impacts of human activity, especially the emissions of greenhouse gases.

Executive Compensation
—The Board believes that aligning executive compensation with shareholder interests is consistent with the Company’s philosophy of driving performance and building long-term shareholder value. This pay-for-performance philosophy is embraced by the Board and is intended to align the interests of key executives, attract and retain high-performing employees, and link a significant amount of compensation to the achievement of pre-established performance metrics directly tied to our business goals and strategies. It is important for Green Plains to have board members who have participated in the design and supervision of executive compensation programs.

Industrial Manufacturing & Ingredient Production
—Green Plains has grown to be one of the leading corn processors in the world for low-carbon products at our biorefineries, inclusive of ethanol, renewable corn oil, Ultra-High Protein, and distillers grains as our core sources of revenue. We operate 10 biorefineries located in six states. It is important for our Board to have a deep understanding of industrial manufacturing, the biorefinery and the proprietary and patented protein production processes, as well as potential future technologies applicable to our biorefineries.

Commodity Markets/ Marketing
—Green Plains procures grain and natural gas to produce our products and markets, sells and distributes our products, e.g., ethanol, distillers grains, Ultra-High Protein, and renewable corn oil produced at our biorefineries. A strong understanding of commodity markets is essential as well as an understanding of U.S. and global markets impacting supply and demand characteristics.

10	GREEN PLAINS INC. 2025 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

Strategy Development
—We believe that we can maximize our competitive advantage to create lasting value for our shareholders, both in the near and longer-term, by successfully executing on our strategic plan, to take advantage of the world’s growing demand for protein feed ingredients. It is important for our Board to have directors who have experience developing, delivering and directing corporate strategy. Further, it is important to have board members who have experience transforming organizations and culture and improving processes, services, and products with an aim of enhancing long-term value.

International Business	—Global competition, international trade and product-related policies, and international activities can have a significant impact on our business.

Mergers & Acquisitions / Partnerships
—Joint ventures, partnerships, mergers and acquisitions are an important part of maintaining a competitive advantage by maximizing our production capabilities, leveraging our proprietary technology and expanding new products into fast-growing, higher margin markets. We intend to continue exploring potential growth opportunities and strategies through these disciplines. As such, it is important to have board members well-versed in M&A-related activities to ensure that the right opportunities are being pursued, operational and financial risks can be quantified and effectively managed while expected synergies and growth projections are reasonable and realistic.

Capital Markets
—As our Company continues to transform, having expertise in capital markets and various equity and debt financing alternatives will continue to be a critical skill set for our Board to ensure we have the optimal capital structure, and financing needed to support these efforts.

Audit/Risk/ Cybersecurity
—As a public company, we are subject to various auditing, accounting, and financial reporting obligations. Our Audit Committee’s responsibilities include reviewing the Company’s financial statements, financial reporting, and internal controls, as well as overseeing the independent auditor and cybersecurity. Green Plains is also subject to various forms of risk, including, without limitation, cybersecurity risk, liquidity risk, credit risk, market risk, interest rate risk, operational risk, legal and compliance risk and reputational risk. It is important for our Board to have directors who are financial experts and who understand financial reporting as well as effective risk management practices.

Legal/ Regulatory/ Government Relations
—Our operations are regulated by various government entities that can impose significant costs on our business. It is important to have board members who have a strong comprehension of the legal and regulatory landscape specific to our business. Our production levels, markets and grain we procure are affected by federal government programs. Government policies such as tariffs, duties, subsidies, import and export restrictions and embargoes can also impact our business.

PROXY SUMMARY	11
Corporate Governance Highlights
Our Company has a history of strong corporate governance. By evolving our governance approach considering best practices, our Board drives sustained shareholder value and best serves the interests of our shareholders.

What We Do	What We Don’t Do

  100% independent board committees
  100% directors owning stock
  Compensation recoupment (clawback) policy
  Right to call special meeting threshold set at 20%
  Provide a majority of executive compensation in performance-based compensation
  Pay for performance based on measurable goals for both annual and long-term awards
  Balanced mix of awards tied to annual and long-term performance
  Stock ownership and retention policy

  No poison pills
  No supplemental executive retirement plans
  No discounted stock options, reload of stock options or stock option re-pricing without shareholder approval
  No single-trigger vesting of equity compensation upon a change in control
  No short-term trading, short sales, transactions involving derivatives, hedging or pledging transactions for executive officers and directors

Corporate Governance Improvements

2020	—Appointed diverse director

2021
—Appointed two additional diverse directors
—Appointed Lead Independent Director
—Published governance guidelines with independent executive sessions
—Reviewed broadening scope for cyber and sustainability oversight by annual charter
—Updated bylaws for proxy access and majority voting standard
—Lowered threshold for special meeting to 20%
—Rotated Committee chairs with two of the three Committee chairs diverse
—Proposed reduction of the board from nine to eight members by no later than the 2023 annual meeting

2022	—Recommended and declassified the board of directors

2023	—Appointed Independent Chairman of the Board to replace the Lead Independent Director position —Downsized to eight directors, fulfilling commitment made to investors in 2021

2025
—Appointed three individuals as independent members as part of the continuation of the Company's refreshment of its board of directors as they possess additive experience in key areas such as the agriculture and commodities sector, capital allocation, finance, long-term planning, and strategic reviews and transactions

12	GREEN PLAINS INC. 2025 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
Environmental Stewardship and Stakeholder Impact Highlights
Green Plains has evolved our business model to capitalize on the growing potential and essential advantages of the emerging bioeconomy. We are expanding and advancing renewable processes and products within our sustainable ingredients portfolio, while strengthening our governance practices. Through these efforts, we aim to drive innovation that benefits a wide range of stakeholders and supports the health of our shared environment. Our sustainability efforts focus on areas determined to be of greatest importance to both our business success and our key stakeholders. We identify our key sustainability areas of focus, or key topics, by assessing a wide range of information. This analysis guides our data collection, goal setting, strategy development and disclosure. Throughout this stakeholder-oriented, data-driven and forward-looking process, we communicate directly with key internal and external stakeholders, leverage sustainability research and ratings, and vet our analysis against global sustainability frameworks and standards. Below are some key highlights showcasing our impact in Environmental Stewardship and Stakeholder Impact.

Environmental Stewardship As an ag-tech pioneer focused on impactful sustainable ingredients, Green Plains is committed to protecting the planet's health for both present and future generations.
—Notable 2024 achievements in this area included:
—New low-carbon fuel demonstration facility in York, Nebraska
—Launched Sequence™ specialty feed ingredient at lower carbon intensity than alternatives
—Began construction of three biogenic CO2 capture plants in Nebraska, aiming for carbon neutral operations by 2050
—Started Clean Sugar Technology™ facility capable of manufacturing dextrose and glucose corn syrups at a lower carbon intensity than alternatives
—Goals for reducing greenhouse gas emissions and enhancing energy efficiency

Stakeholder Impact
Green Plains recognizes the value of all who make our success and our sustainable ingredients possible. We endeavor to support and empower our employees, customers, suppliers and communities in all that we do.

—Notable 2024 achievements in this area included:
—Maintaining high emphasis on employee health and safety
—Supporting local communities through investments and initiatives
—Board oversight of sustainability initiatives
—Adherence to a strict Code of Ethics and ongoing compliance monitoring
—Saw further improvement in our OSHA recordable injury rate, achieving a 66% reduction in 2024 over our 2020 baseline and far exceeding our goal of a 35% reduction by 2025.

13
Corporate Governance
In accordance with the General Corporation Law of the State of Iowa, our Third Articles of Amendment to Second Amended and Restated Articles of Incorporation, as amended (our “Charter”), and our Fifth Amended and Restated Bylaws (“Bylaws”), our business, property and affairs are managed under the direction of the Board.

Proposal 1

Election of Directors

To be elected, each nominee for director must receive a plurality of all votes cast by the shares of Common Stock present in person (online) or represented by proxy and entitled to vote (assuming a quorum is present) with respect to that nominee’s election. Abstentions and broker “non-votes” will not be counted as a vote cast "for" or "against" with respect to a nominee.

The Board recommends that shareholders vote “FOR” each of the nominees set forth in Proposal 1.

The Board currently consists of eight members, with all directors to be elected annually.
The terms of James D. Anderson, Farha Aslam, Steve Furcich, Carl Grassi, Brian Peterson, Martin Salinas Jr., Patrick Sweeney and Kimberly Wagner are up for annual election at the Annual Meeting to serve until the 2026 annual meeting or until their respective successors shall be elected and qualified.
On April 14, 2025, Green Plains Inc. appointed three individuals as independent members of its board of directors, including Steve Furcich, Carl Grassi, and Patrick Sweeney. These individuals were appointed as part of the Company continuing the refreshment of its board of directors as they possess additive experience in key areas such as the agriculture and commodities sector, capital allocation, finance, long-term planning, and strategic reviews and transactions. Now through the Annual Meeting, the appointments will result in an expansion of the Board to ten members. The Board will be reduced to eight members due to Ejnar A. Knudsen III and Alain Treuer not standing for re-election at this year’s Annual Meeting.
Board Recommendation
The Board recommends that shareholders vote for each of the nominees outlined.

14	GREEN PLAINS INC. 2025 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
Director Nominee Biographical Information and Experience
Nominees for Election at the 2025 Annual Meeting

James D. Anderson Chairman of the Board Chief Executive Officer, Molycop Age: 67 Director Since: 2008 Committees: Compensation

Director Qualifications
Mr. Anderson is qualified to serve as a director because of his commodity experience and agribusiness knowledge, which provides the Board with a relevant depth of understanding of our operations.
Past Public Company Directorships
—United Malt Holdings

Background
—Chief Executive Officer of Molycop since November 2017
—Served as Managing Director and Operating Partner at CHAMP Private Equity
—Served The Gavilon Group, LLC as its President and Chief Executive Officer from October 2014 until February 2016 as well as its Chief Operating Officer, Fertilizer, since February 2010
—Served as Chief Executive Officer and member of the board of directors at United Malt Holdings, a producer of malt for use in the brewing and distilling industries, from September 2006 to February 2010
—Served as Chief Operating Officer / Executive Vice President of CT Malt, a joint venture between ConAgra Foods, Inc. and Tiger Brands of South Africa, beginning in April 2003
—Served as Senior Vice President and then President of ConAgra Grain Companies
—His career has also included association with the firm Ferruzzi USA and as an Operations Manager for Pillsbury Company
—Served as a Board Member of the North American Export Grain Association and the National Grain and Feed Association
—Holds a Bachelor of Arts degree with a Finance emphasis from the University of Wisconsin - Platteville

Skills	—Industrial Mfg & Ingredient Prod —Commodity Markets/ Marketing —Strategy Development	—International Business —M&A/Partnerships —Capital Markets	—Audit/Risk/Cybersecurity —Legal/Regulatory/Gov’t Rel —Public Co/Corp Govern/Sustainability	—Executive Leadership —Executive Compensation

CORPORATE GOVERNANCE	15

Farha Aslam Managing Partner, Crescent House Capital Age: 56 Director Since: 2021 Committees: Compensation

Director Qualifications
Ms. Aslam is qualified to serve as a director because of her extensive knowledge of the agriculture and ethanol industries, as well as her investor and financial knowledge from years working at a leading investment bank, providing the Board with valued industry experience.
Current Public Company Directorships
—Pilgrim’s Pride Corporation (PPC)
—Calavo Growers, Inc. (CVGW)
—AdvanSix Inc. (ASIX)

Background
—Managing Partner of Crescent House Capital
—Previous experience includes service as Managing Director at Stephens Inc where she led the firm’s Food and Agribusiness equity research team. Previously she was a vice president at Merrill Lynch and a risk management advisor at UBS
—In addition to the current public company directorships, also serves on the boards of Farmers Fridge, Packers Sanitation Services, Inc. and Saffron Road
—Serves as a member of the audit and sustainability committees at Pilgrim's Pride and a member of the audit and compensation committees at AdvanSix
—Has a Master’s degree in Business Administration from Columbia University and a Bachelor of Arts degree in Economics from the University of California

Skills	—Industrial Mfg & Ingredient Prod —Commodity Markets/Marketing —Strategy Development	—International Business —M&A/Partnerships —Capital Markets	—Audit/Risk/ Cybersecurity —Legal/Regulatory/ Gov’t Rel —Public Co/Corp Govern/ESG	—Executive Leadership —Executive Compensation

16	GREEN PLAINS INC. 2025 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

Steve Furcich Partner, Tillridge Global Agribusiness Fund Age: 66 Director Since: 2025 Committees: None

Director Qualifications
Mr. Furcich is qualified to serve as a director because of his extensive knowledge of the midstream and downstream agribusiness sectors, providing the Board with valued industry experience.
Current Public Company Directorships
—Wilmar Nutrition, a subsidiary of Wilmar International (WLMIF)
—Furst-McNess and Devenish Nutrition, subsidiaries of Easy Bio
Past Public Company Directorships
—Novita Nutrition (WSE)

Background
—Partner, Tillridge Global Agribusiness Fund and Director for portfolio companies in the Tillridge and NGP Agribusiness Follow-on Funds
—Served as President of Archer Daniels Midland Company’s Nutrition and Malting divisions from 2002 to 2009
—Served as the Vice President and Director of Group Operations for Oilseeds from 2000 to 2002, responsible for all global manufacturing operations for the Oilseeds, Cocoa, Nutraceutical, and Animal Nutrition Divisions
—28 year career at Archer Daniels Midland Company, where he also served as President of ADM's Nutrition and Malting Divisions and as Vice President ADM Polymer
—Has a Bachelor's degree in Agricultural Engineering from the University of Illinois

Skills	—Industrial Mfg & Ingredient Prod —Commodity Markets/Marketing —Strategy Development	—International Business —M&A/Partnerships —Capital Markets	—Legal/Regulatory/ Gov’t Rel —Public Co/Corp Govern/Sustainability	—Executive Leadership —Executive Compensation

CORPORATE GOVERNANCE	17

Carl Grassi Former Chairman, McDonald Hopkins LLC Age: 65 Director Since: 2025 Committees: Nominating and Governance

Director Qualifications
Mr. Grassi is qualified to serve as a director because of his extensive legal and accounting knowledge, serving as an advisor and director to numerous public companies and providing the Board with valued industry experience.
Current Public Company Directorships
—Regional Brands, Inc. (RGBD)
Past Public Company Directorships
—J. Alexander's Inc.
—Mace Security International, Inc.

Background
—Former Senior Counsel at McDonald Hopkins, LLC through March 2024, former Chairman of Board Directors and Executive Committee from 2016 to 2019, President and Chairman from 2007 to 2016 and member of the Board of Directors from 1997 to 2020
—Worked as an attorney since July 1992 with experience as corporate counsel and a business advisor to a number of middle-market and growth companies
—Member on the Advisory Boards of Ancora Holdings, Inc. and Thinsolutions, Inc.
—Member of the board of directors of the International Lawyers Network from May 2019 to March 2022
—Member of Greater Cleveland Sports Commission from April 2007 to 2022
—Has a Juris Doctor's degree from Cleveland State University College of Law and a Bachelor’s degree in Accounting from John Carroll University
—Certified Public Accountant (non-active) in state of Ohio

Skills	—Industrial Mfg & Ingredient Prod —Strategy Development	—M&A/Partnerships —Capital Markets	—Audit/Risk/ Cybersecurity —Legal/Regulatory/ Gov’t Rel —Public Co/Corp Govern/Sustainability	—Executive Leadership —Executive Compensation

18	GREEN PLAINS INC. 2025 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

Brian Peterson President and Chief Executive Officer, Whiskey Creek Enterprises Age: 61 Director Since: 2005 Committees: Compensation (Chair)

Director Qualifications Mr. Peterson is qualified to serve as a director because of his ethanol and grain industry experience, which serves as an important resource to the Board.
Background
—President and Chief Executive Officer of Whiskey Creek Enterprises
—Served as our Executive Vice President in charge of site development from 2005 to October 2008
—Sole founder and owner of Superior Ethanol LLC, which was acquired by us in 2006
—For over twenty years, he has owned and operated grain farming entities, which now includes acreages in Iowa, Arkansas and South Dakota
—Built, owns and operates a cattle feedlot in northwest Iowa
—Has a Bachelor of Science degree in Agricultural Business from Dordt College
—Investor in several other ethanol companies

Skills	—Industrial Mfg & Ingredient Prod	—Commodity Markets/ Marketing	—Audit/Risk/ Cybersecurity	—Executive Leadership

CORPORATE GOVERNANCE	19

Martin Salinas Jr. Former Chief Financial Officer Energy Transfer Partners, LP Age: 53 Director Since: 2021 Committees: Audit (Chair), Nominating and Governance

Director Qualifications
Mr. Salinas is qualified to serve as a director because he possesses the requisite education and business acumen to serve as an audit committee financial expert along with having served on other boards as well as the CFO of another public company.
Past Public Company Directorships
—Noble Midstream Partners L.P. (NBLX)
—NuStar Energy L.P. (NS)
—Green Plains Partners LP (GPP)

Background
—Former Chief Financial Officer of Energy Transfer Partners, LP, one of the largest publicly traded master limited partnerships from 2008 to 2015. Prior to that, he served as their controller and vice president of finance from 2004 to 2008
—Serves as an audit committee member at NuStar Energy
—Began his career at KPMG
—Advisory council member of the University of Texas in San Antonio
—Holds a Bachelor’s Degree in Business Administration from the University of Texas in San Antonio. He is a member of the Texas Society of Certified Public Accountants

Skills	—Commodity Markets/Marketing —Strategy Development	—M&A/Partnerships —Capital Markets	—Audit/Risk/ Cybersecurity —Public Co/Corp Govern/Sustainability	—Executive Leadership —Executive Compensation

20	GREEN PLAINS INC. 2025 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

Patrick Sweeney Director, Portfolio Manager, Ancora Holdings Group LLC Age: 35 Director Since: 2025 Committees: None

Director Qualifications
Mr. Sweeney is qualified to serve as a director because of his background as an investor and financial knowledge from more than a decade working at a leading investment firm, providing the Board with valued industry experience.

Background
—Director, Portfolio Manager, Ancora Holdings Group LLC
—Serves as a Portfolio Manager in Ancora's Alternatives Group for the firm's activist strategy
—Previously served as an equity analyst for Ancora's Alternatives group after joining Ancora in an institutional marketing role
—Prior to joining Ancora, worked as a Corporate Banking Analyst at PNC Financial Services in the healthcare and public finance group, handling the corporate banking needs of large healthcare providers and municipalities in the Midwest
—Has a Bachelor of Science degree in finance from John Carroll University

Skills	—Industrial Mfg & Ingredient Prod —Strategy Development	—M&A/Partnerships —Capital Markets	—Audit/Risk/ Cybersecurity —Legal/Regulatory/ Gov’t Rel	—Public Co/Corp Govern/Sustainability

CORPORATE GOVERNANCE	21

Kimberly Wagner Managing Partner, TBGD Partners Age: 61 Director Since: 2020 Committees: Nominating and Governance (Chair), Audit

Director Qualifications
Ms. Wagner is qualified to serve as a director because of her extensive agribusiness and food/nutrition experience, which provides the Board with a relevant depth of understanding of our operations. Ms. Wagner is a scientist, entrepreneur and business leader with over three decades of experience advising companies on strategy and operational improvement in the agricultural, food and life sciences sectors with an emphasis in technology, sustainability, research and innovation, and new product development.

Background
—Founder and Managing Partner of TBGD Partners, a boutique firm providing expertise to early and mid-stage ventures in the agribusiness, food/nutrition and life sciences sectors
—Former Venture Partner at Flagship Pioneering and President and Chief Operating Officer of CiBO Technologies, a Flagship VentureLabs company from 2018-2019
—Former Partner at McKinsey & Co. in the Food and Agribusiness sectors from 2016 to 2018
—Former Partner and Senior Partner at The Boston Consulting Group, Inc. from 2001 to 2015 where she had multiple firm roles including leading the Global Agriculture and Product Development Practices
—Serves on the board of Frontier Co-Op and GreenTech Ventures/TrueAlgae and is a former director at SmithFoods, Inc.
—Alumni-elected member of the Cornell University Board of Trustees where she chairs the University Relations Committee and is a member of the Executive Committee
—Serves on the boards of several not-for-profit organizations with agricultural, sustainability, and/or educational missions and is an active member of several national and international scientific societies
—Holds certifications in governance (NACD.DC), sustainability (GCB.D) and climate/biodiversity (CCB.D)
—Holds a PhD in Biological Chemistry and Molecular Pharmacology from Harvard University, a Master of Science in Animal Science from Texas A&M University, and a Bachelor of Science with distinction in Biology and Animal Science from Cornell University

Skills	—Industrial Mfg & Ingredient Prod —Strategy Development	—International Business —M&A/Partnerships	—Audit/Risk/Cybersecurity —Legal/Regulatory/Gov’t Rel	—Public Co/Corp Govern/Sustainability —Executive Leadership

22	GREEN PLAINS INC. 2025 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
Director Nomination Process
The Board is responsible for approving nominees for election as directors. To assist in this task, the Nominating and Governance Committee is responsible for reviewing and recommending nominees to the Board. This committee is comprised solely of independent directors as defined by the rules of NASDAQ and the SEC.
The Board has a policy of considering director nominees recommended by our shareholders. A shareholder who wishes to recommend a prospective board nominee for the Nominating and Governance Committee’s consideration can write to the Nominating and Governance Committee, c/o Michelle S. Mapes, Corporate Secretary, Green Plains Inc., 1811 Aksarben Drive, Omaha, NE 68106. In addition to considering nominees recommended by shareholders, our Nominating and Governance Committee also considers prospective board nominees recommended by current directors, management and other sources. Our Nominating and Governance Committee evaluates all prospective board nominees in the same manner regardless of the source of the recommendation.

1. Assessment

As part of the nomination process, our Nominating and Governance Committee is responsible for reviewing with the Board periodically the appropriate skills and characteristics required of directors in the context of the current make-up of the Board. This assessment includes issues of judgment, experience and skills.

2. Evaluation of prospective nominees

In evaluating prospective nominees, including nominees recommended by shareholders, our Nominating and Governance Committee looks for the following minimum qualifications, qualities and skills:
—highest personal and professional ethics, integrity and values;
—outstanding achievement in the individual’s personal career;
—breadth of experience;
—ability to make independent, analytical inquiries;
—ability to contribute to a diversity of viewpoints among board members;
—willingness and ability to devote the time required to perform board activities adequately (in this regard, the committee will consider the number of other boards of directors on which the individual serves); and
—ability to represent the total corporate interests of our Company (a director will not be selected to, nor will he or she be expected to, represent the interests of any particular group).

3. Screening/ interview of shortlisted candidates

Candidates go through a rigorous interview process with Nominating and Governance Committee members as well as Board leadership and CEO interviews. They are subjected to thorough background checks and complete the Company’s directors and officer’s questionnaire.

4. Decision, nomination, and onboarding

Board members who interview candidates provide their candidate reviews for consideration by the Nominating and Governance Committee. Once a candidate is elected or appointed to the Board, they partake in an extensive onboarding process with both Board members and the executive leadership of the Company.

CORPORATE GOVERNANCE	23
Shareholders who wish to submit a proposal for inclusion of a nominee for director in our proxy materials must also comply with the deadlines and requirements of our Bylaws and of Rule 14a-8 promulgated by the SEC. Please see Shareholder Proposals in this Proxy Statement for more information regarding the procedures for submission by a shareholder of a director nominee or other proposals.
Leadership Structure
Board Leadership
The roles of the Chairman of the Board are as follows:

Responsibilities of the Chairman of the Board

—Presides at all meetings of the Board of Directors.
—Is available, when appropriate, for consultation and direct communication with shareholders.
—Sets the Board agenda in conjunction with the CEO.
—Sets agenda for executive sessions.
—Has the authority to call Board meetings.

Independent Directors
Under the corporate governance listing standards of NASDAQ and our committee charters, the Board must consist of a majority of independent directors. In making independence determinations, the Board observes NASDAQ and SEC criteria and considers all relevant facts and circumstances. The Board, in coordination with its Nominating and Governance Committee, annually reviews all relevant business relationships any director nominee may have with our Company. As a result of its annual review, the Board has determined that each of its current non-employee directors meet the independence requirements of NASDAQ and the SEC.

24	GREEN PLAINS INC. 2025 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
Committees of the Board
The Board has a standing Audit Committee, Compensation Committee, and Nominating and Governance Committee, each of which has a charter setting forth its responsibilities. The Board is currently in the process of forming and formalizing its Risk Committee and its Strategic Planning Committee. Each charter can be found at https://investor.gpreinc.com/governance/governance-documents.
The tables which follow set forth committee memberships as of the date of this proxy:

Audit Committee	Members Martin Salinas Jr. (Chair) Ejnar Knudsen (1) Alain Treuer Kimberly Wagner
Meetings in 2024: 7
The Audit Committee consists of directors who are independent under the rules of NASDAQ and the SEC.
During each of these meetings, the Audit Committee met directly with our independent auditors.
Please see page 37 of this Proxy Statement for the “Audit Committee Report.”

(1)Mr. Knudsen was appointed as a new member of the Audit Committee effective May 6, 2024.
Principal Responsibilities:
—Provide assistance to the Board in fulfilling its responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices, and the quality and integrity of our financial reports, as well as oversight of the Company’s information technology, including cybersecurity practices.
—Maintain free and open means of communication between the directors, the independent auditors and our management.
The Audit Committee continued its standing practice of meeting directly with our internal audit staff to discuss the current year’s audit plan and to allow for direct interaction between the Audit Committee members and our internal auditors. The Audit Committee also meets directly with our independent auditors.
The Audit Committee has oversight of management's efforts with respect to IT systems and cybersecurity. As part of this oversight, the Company's IT leadership meets on a quarterly basis with the Audit Committee and on an annual basis with the Board. During these update meetings, IT leadership provides the Audit Committee and Board updates regarding any changes around our cyber defenses, ongoing IT initiatives, and emerging threats and plans to pro-actively encounter these threats.
The Audit Committee, which was established in accordance with section 3(a)(58)(A) of the Exchange Act, consists of directors who are independent under the rules of NASDAQ and the SEC. Mr. Salinas has been determined to be audit committee financial expert as defined in Rule 407(d)(5) of Regulation S-K.

CORPORATE GOVERNANCE	25

Compensation Committee	Members Brian Peterson (Chair) James D. Anderson Farha Aslam
Meetings in 2024: 8
The Compensation Committee consists of directors who are independent under the rules of NASDAQ and the SEC.
Please see page 61 of this Proxy Statement for the “Compensation Committee Report.”

Principal Responsibilities:
—Establish our general compensation policy and, except as prohibited by law, may take any and all actions that the Board could take relating to compensation of directors, executive officers, employees and other parties.
—Evaluate the performance of our executive officers.
—Set compensation for directors and executive officers.
—Make recommendations to the Board on adoption of compensation plans.
—Administer our compensation plans, including choosing performance measures, setting performance targets and evaluating performance, in consultation with the Chief Executive Officer.
—When evaluating potential compensation adjustments, the Compensation Committee solicits and considers input provided by the Chief Executive Officer relating to the individual performance and contribution to our overall performance by executive officers (other than himself) and other key employees.
As permitted by the Compensation Committee Charter, which is available on the Company’s website, the Compensation Committee retained the services of an independent compensation adviser to provide consulting services with respect to the Company’s executive compensation program. In 2021, the Compensation Committee engaged a new consultant, Pay Governance (“Pay Governance”), as its compensation adviser. Pursuant to the terms of its engagement by the Compensation Committee, Pay Governance provided advice regarding our executive compensation programs in relation to the objectives of those programs and provided information and advice on competitive compensation practices and trends, peer groups, and short term and long-term incentive plan designs. In its role as the Committee’s independent compensation consultant, representatives of Pay Governance engaged in discussions with the Compensation Committee and responded on a regular basis to questions from the Committee, providing them with their opinions with respect to the design of current or proposed compensation programs. Pay Governance reported directly to the Compensation Committee and the Committee retained the sole authority to retain or terminate their services.
In 2023, to create and maintain a culture that emphasizes integrity and accountability and that reinforces the Company’s pay-for-performance compensation philosophy, and to comply with Section 10D and Rule 10D-1 of the Securities Exchange Act of 1934, the Board updated its clawback policy which provides for the recoupment of certain executive compensation in the event of an accounting restatement resulting from material noncompliance with financial reporting requirements under the federal securities laws.

26	GREEN PLAINS INC. 2025 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

Nominating and Governance Committee	Members* Kimberly Wagner (Chair) Martin Salinas Jr. Alain Treuer	Meetings in 2024: 4 The Nominating and Governance Committee consists of directors who are independent under the rules of the NASDAQ and the SEC.

*Carl Grassi was appointed to the Nominating and Governance Committee effective April 14, 2025.
Principal Responsibilities:
—Recommend to the Board the slate of director nominees for election to the Board.
—Identify and recommend candidates to fill vacancies occurring between annual shareholder meetings.
—Review and address governance items.
—Oversight of the Company’s sustainability initiatives.
The Nominating and Governance Committee has established certain broad qualifications in order to consider a proposed candidate for election to the Board. The Nominating and Governance Committee will also consider such other factors as it deems appropriate to assist in developing a Board and committees that are diverse in nature and comprised of experienced and seasoned advisors. These factors include judgment, skill, diversity in experience, integrity, experience with businesses and other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board.

CORPORATE GOVERNANCE	27
Board Oversight
Risk Oversight
The Board and each of its committees are involved in overseeing risk associated with our Company.

Board
In its oversight role, the Board annually reviews our Company’s strategic plan, which addresses, among other things, the risks and opportunities facing our Company. While the Board has the ultimate oversight responsibility for the risk management process, it has delegated certain risk management oversight responsibilities to the Board committees.

Audit Committee
—Acts on behalf of the Board in fulfilling its responsibilities to oversee Company processes for the management of business/financial risk and for compliance with applicable legal, ethical and regulatory requirements.
—Charged with (i) inquiring of management and our Company’s outside auditors about significant risks and exposures and assessing the steps management has taken or needs to take to minimize such risks and (ii) overseeing our Company’s policies with respect to risk assessment and risk management, including the development and maintenance of an internal audit function to provide management and the Audit Committee with ongoing assessments of our Company’s risk management processes and internal controls.
—Has quarterly meetings with IT leadership regarding the risk management processes and internal controls around our IT systems and cybersecurity.
—Has regular meetings with our Company’s management, internal auditors and independent, external auditors.

Compensation Committee	—Considers risks related to the attraction and retention of talented senior management and other employees as well as risks relating to the design of compensation programs and arrangements.

Nominating and Governance Committee
—Annually reviews our Company’s corporate governance guidelines and their implementation, as well as regularly evaluating new and continuing directors for election to the Board.
—Annually leads the board evaluation process.
—Annually reviews the CEO succession plans.

Each committee provides the Board with regular, detailed reports regarding committee meetings and actions.

28	GREEN PLAINS INC. 2025 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
Strategic Oversight
The Board is elected by the shareholders to oversee their interests in the long-term performance and success of the Company’s business and financial performance. The Board serves as the ultimate decision-making body of the Company, except for those matters reserved to or shared with the shareholders. The Board oversees the proper safeguarding of the assets of the Company, the maintenance of appropriate financial and other internal controls and the Company’s compliance with applicable laws and regulations and proper governance. The Board selects the Chief Executive Officer and oversees the members of senior management, who are charged by the Board with conducting the business of the Company.

Oversight of Strategy
—The Board oversees and monitors strategic planning.
—Business strategy is a key focus at the Board level and embedded in the work of Board committees.
—Company management is charged with executing business strategy and provides regular performance updates to the Board.

Oversight of Risk
—The Board oversees risk management
—Board committees, which meet regularly and report back to the full Board, play significant roles in carrying out the risk oversight function.
—Company management is charged with managing risk, through robust internal processes and effective internal controls.

Succession Planning
—The Board oversees succession planning and talent development for senior executive positions.
—The Nominating & Governance Committee, which meets regularly and reports back to the Board, has primary responsibility for developing succession plans for the CEO position.

Oversight of Strategy
Oversight of the Company’s business strategy and strategic planning is a key responsibility of the Board. The Board believes that overseeing and monitoring strategy is a continuous process and takes a multilayered approach in exercising its duties.
While the Board and its committees oversee strategic planning, Company management is charged with executing the business strategy. To monitor performance against the Company’s strategic goals, the Board receives regular updates and actively engages in dialogue with our Company’s senior leaders. These boardroom discussions are enhanced with site visits from time to time, which provide Directors an opportunity to see strategy execution firsthand.

CORPORATE GOVERNANCE	29
The Board’s oversight and management’s execution of business strategy are viewed with a long-term mindset and a focus on assessing both opportunities for and potential risks to the Company.
Oversight of Risk
Inherent in the Board’s responsibilities is an understanding of and oversight of the various risks facing the Company. The Board does not view risk in isolation. Risks are considered in virtually every business decision. The Board recognizes that it is neither possible nor prudent to eliminate all risk. Indeed, purposeful and appropriate risk taking is essential for the Company to be competitive and to achieve the Company’s long-term strategic objectives. Effective risk oversight is an important priority of the Board. The Board undertakes to understand critical risks in the Company’s business and strategy; allocate responsibilities for risk oversight among the full Board and its committees; evaluate if the Company’s risk management and control processes are sufficient and functioning properly and to facilitate open dialogue between the Board and management on all aspects of risks facing the Company.
To learn more about risks facing the Company, you can review the factors included in Part I, "Item 1A. Risk Factors" in the Form 10-K. The risks described in the Form 10-K are not the only risks facing the Company. Additional risks and uncertainties not currently known or that may currently be deemed to be immaterial based on the information known to the Company also may materially adversely affect the Company’s business, financial condition or results of operations in future periods.
Cybersecurity
The Company has implemented cyber defenses to safeguard the confidentiality, integrity and availability of our data. Our cybersecurity program follows the National Institute of Standards and Technology, as well as the Cybersecurity and Infrastructure Security Agency frameworks. Additionally, we follow federal and state statutory and regulatory guidance and have adopted internal policies and standards in alignment with these federal and state requirements. Furthermore, we collaborate with external experts, consultants and auditors in routinely evaluating and testing our information systems controls. We also perform an annual cyber table-top exercise with a regulatory agency to help us test and continue to develop our Cyber Incident Response Plan. The Audit Committee has oversight of management's efforts with respect to information technology (IT) and cybersecurity. The Audit Committee meets on a quarterly basis with our IT leadership to go over updates regarding any changes around our cyber defenses, ongoing IT initiatives, and emerging threats and plans to pro-actively encounter these threats. To date (including over the last three years), we have not identified a cybersecurity breach incident that would have a material impact on our business and consolidated financial statements. Management continuously monitors the effectiveness of our cybersecurity defenses. We invest in regular and ongoing cybersecurity training for our information technology department and Company overall. For more information regarding our oversight of cybersecurity risks, please refer to Item 1C Cybersecurity in our most recent Annual Report on Form 10-K, which is incorporated herein by reference.

30	GREEN PLAINS INC. 2025 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
Sustainability Oversight
The Board maintains oversight of all key topics and the Nominating and Governance Committee of the Board holds primary oversight of key sustainability initiatives and strategy. The remaining committees provide oversight of certain key topics and areas of impact. For example, our Audit Committee is responsible for oversight of information security, cybersecurity and SEC reporting oversight. The day-to-day management and identification of key topics, including climate change, and their impacts, risks and opportunities is the responsibility of our internal Sustainability Workgroup. Our sustainability reporting is aligned with the most up-to-date global standards and frameworks. We also receive external third-party assurance of select data within our annual sustainability report from a third-party assurance provider and have received validation of our near-term climate-related targets from the Science-Based Targets Initiative (SBTi).

Pillars	Key Topics and Areas of Impact

Planet
—Climate Change and Greenhouse Gas Emissions
—Operational Emissions
—Climate Change Management
—Climate Transition Planning
—Tracking Climate Impacts
—Energy Use and Efficiency
—Proactive Transitions
—Clean Fuel Expansions
—Lean Product Transport
—Water Management
—Water Risk Assessment
—Water Resource Management
—Natural Capital and Land Stewardship
—Nature-Related Assessments
—Regenerative Agriculture Program
—Waste Management and Compliance
—Process Waste: Minimal, Packaging: Next to None
—Environmental Compliance

People
—Our Employees
—Employee Health and Safety
—Talent Management: Acquisition, Development, Progression, and Engagement
—Learning and Career Development
—Employee Experience: Inclusion and Belonging
—Our Customers
—Managing Product Safety and Quality
—Our Suppliers
—Responsible Sourcing Practices
—Our Communities
—Environmental Stewardship
—Capital Investments
—Charitable Giving and Service

Principles
—Our Sustainability and Climate Change Governance
—Board Oversight
—Management Oversight
—Our Board Composition and Structure
—Board Overview
—Ethics and Compliance
—Our Compliance Program and Code of Ethics
—Ethical Standards

More information can be found in the Sustainability section of our website. Visit https://gpreinc.com/who-we-are/sustainability. The information on our website is not incorporated by reference in this Proxy Statement.

CORPORATE GOVERNANCE	31
Investor Engagement
We are receptive to investor feedback as part of our robust shareholder engagement program. We participate in investor conferences, non-deal road shows and engage in one-on-one investor calls throughout the year. Our CEO, CFO and other members of our leadership team are available to investors. Feedback from investors is shared with the Board of Directors and the executive team at regularly scheduled meetings. Our engagement has focused on topics including our business strategy, ongoing initiatives, financial performance, and the execution of our transformation. We have incorporated feedback received through engagement with a number of our largest shareholders as well as guidelines published by shareholders and proxy advisory firms over the past year.

Topics discussed with shareholders during 2024:

—Company strategy
—Government policy
—Inflation Reduction Act
—Transformation progress
—Decarbonization initiatives
—Sustainable Aviation Fuel
—Ultra-High Protein
—Renewable Corn Oil
—Clean Sugar Technology
—Carbon Capture and Sequestration
—Industry supply and demand drivers
—Capital allocation
—Risk management
—Executive compensation programs
—Sustainability
—Economic drivers
In 2024, we connected with shareholders representing approximately:

What We Heard	What We Did

—Achieve operational excellence.
—Invested in efficiency capital and operational personnel, with 2024 average operating utilization at 94% capacity.
—Achieved record renewable corn oil yields and Ultra-High Protein production.
—Launched a corporate reorganization and cost reduction initiative in early 2025.

—Deliver on the CCS initiatives to drive shareholder value while delivering on sustainability goals.	—Executed on necessary initiatives to keep the ‘Advantage Nebraska’ CCS initiative on track for starting up in the second half of 2025.
—Enhance corporate governance to maximize shareholder value.	—In a cooperation agreement with Ancora, one of our largest shareholders, we added three new independent directors to the Board in April 2025.

32	GREEN PLAINS INC. 2025 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
Other Governance Principles
Code of Ethics and Other Policies
The Board updated in 2021 the Company’s Code of Ethics to which all officers, directors and employees, who for purposes of the Code of Ethics are collectively referred to as employees, are required to adhere in addressing the legal and ethical issues encountered in conducting their work. The Code of Ethics requires that all officers, directors and employees avoid conflicts of interest, comply with all laws, rules and regulations, conduct business in an honest and fair manner, and otherwise act with integrity. All parties covered by the Code of Ethics are required to report any violations of the Code of Ethics and may do so anonymously by contacting the Company’s anonymous hotline at https://gpreinc.alertline.com. The Code of Ethics includes specific provisions applicable to the Company’s principal executive officer and senior financial officers. The full text of the code of ethics is published on our website in the “Investors and Media – Governance” section.
The Board also has adopted a Related Party Policy, which addresses our Company’s procedures with respect to the review and approval of “related party transactions” that are required to be disclosed pursuant to SEC regulations. The Code of Ethics provides that any transaction or activity in which the Company is involved with a “related party” (which is defined as an employee’s child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, or any person (other than a tenant or employee) sharing the household of an employee of ours, or any entity that is either wholly or substantially owned or controlled by an employee of ours or any of the foregoing persons and any trust of which an employee of ours is a trustee or beneficiary) shall be subject to review and approval by our Audit Committee so that appropriate measures can be put into place to avoid either an actual conflict of interest or the appearance of a conflict of interest.
We have also adopted a clawback policy in compliance with the new Exchange Act Rule 10D-1 and the corresponding Nasdaq listing standards that requires recovery of erroneously awarded incentive-based compensation.
Meeting Attendance and Executive Sessions
During the fiscal year ended December 31, 2024, the Board held four regular meetings and 15 special meetings. Each of our directors attended at least 93% of all meetings held by the Board and committee meetings of the Board on which the applicable director served during the fiscal year ended December 31, 2024. The Board met in executive session, without management at each regularly scheduled meeting.
Director Education and Orientation
The Company provides an orientation and continuing education process for Board members to enable them to stay current on developments related to their Board and committee service. Educational opportunities may include courses, seminars, presentations, meetings with key management, and/or visits to Company facilities. The Nominating and Governance Committee is responsible for reviewing the Company's programs relating to director orientation and continuing education from time to time. The Company supports continuing education opportunities and reimburses Board members for the cost of continuing education programs.

New Director Orientation
As new directors join the Board, the Company provides a high-touch, customizable orientation and onboarding process. Once concluded, new directors will have an understanding of the Company's business, strategy, and leaders. They should also understand their responsibilities and duties as directors and have access to resources, information, and contacts that will enable them to be effective in their role.

Continuing Education	The Company supports and directors pursue continuing education opportunities from time to time. The Company reimburses Board members for the cost of continuing education programs.

Additional
During their service, directors have discussions with each other and senior leadership of the Company outside of regularly scheduled Board and committee meetings to share ideas and obtain a deeper understanding of the Company's business.

CORPORATE GOVERNANCE	33
The table below shows the meeting attendance for each director in 2024:

Name	Board	Audit Committee	Compensation Committee	Nominating and Governance Committee	Overall Attendance

James D. Anderson, Chairman and Lead Independent Director	19 of 19	-	8 of 8	-

Farha Aslam	18 of 19	-	8 of 8	-

Todd A. Becker (1)	18 of 19	-	-	-

Ejnar A. Knudsen III (2)	19 of 19	2 of 2	-	-

Brian Peterson	17 of 19	-	8 of 8	-

Martin Salinas Jr.	19 of 19	7 of 7	-	4 of 4

Alain Treuer	19 of 19	5 of 7	-	4 of 4

Kimberly Wagner	19 of 19	7 of 7	-	4 of 4

(1)Mr. Becker no longer serves as a director of the Board subsequent to his departure from the Company effective March 1, 2025.
(2)Mr. Knudsen was appointed as a new member of the Audit Committee effective May 6, 2024.
Communications with the Board
Shareholders and other interested parties who wish to communicate with the Board as a whole, or with individual directors, may direct any correspondence to the following address: c/o Corporate Secretary, Green Plains Inc., 1811 Aksarben Drive, Omaha, Nebraska 68106. All communications sent to this address will be shared with the Board, or the Board Chairman or any other specific director, if so addressed.
It is a policy of the Board to encourage, but not require, directors to attend each annual meeting of shareholders. All our directors virtually attended our 2024 annual meeting of shareholders.
Prohibition on Short-Term and Speculative Trading and Pledging
Our directors and officers who are subject to the requirements of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), are prohibited from holding Company securities in a margin account or pledging company securities as collateral for a loan. Notwithstanding the foregoing, in 2024, the Company's Insider Policy was amended to clarify that pledging of Company common stock by a family member of an insider is not prohibited, if the applicable insider has disclaimed beneficial ownership of such shares and has not and does not share material, nonpublic information about the Company with such person.

34	GREEN PLAINS INC. 2025 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
Compensation of Directors
Upon the recommendation of the Compensation Committee, we compensate our non-employee directors through a retainer structure for knowledge of us and the industry in which we operate, serving in a stewardship role, preparing for and attending Board and committee meetings, and serving as Board leadership or a committee Chairperson. Compensation for Board members has not been changed since August 2022. Board members are also reimbursed for travel and other business-related expenses. A go-forward summary is as follows:

Type	Amount
Annual Cash Retainer	$90,000
Restricted Stock	$135,000
Committee Chair Retainers	Board Chair and Audit Committee - $20,000 each Nominating and Governance Committee - $15,000 Compensation Committee - $10,000
On May 9, 2024, the Company’s non-employee directors each received a grant of 6,687 shares of restricted stock with an award value of $135,000 pursuant to the 2019 Equity Incentive Plan, as amended. The award vests and shares of Common Stock are issued after one year.
As an employee, Mr. Becker did not receive director compensation. See Summary Compensation Table for information on his compensation.
The following table sets forth certain information regarding the fees earned or paid in cash and stock awards granted to each outside director during the fiscal year ended December 31, 2024:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Option Awards ($)	All Other Compensation ($)	Total ($)
James D. Anderson, Chairman	110,000	135,000	-	-	245,000
Farha Aslam	90,000	135,000	-	-	225,000
Ejnar A. Knudsen III (3)	90,000	135,000	-	-	225,000
Brian Peterson	100,000	135,000	-	-	235,000
Martin Salinas Jr.	110,000	135,000	-	-	245,000
Alain Treuer	90,000	135,000	-	-	225,000
Kimberly Wagner	105,000	135,000	-	-	240,000
(1)Amounts for “Stock Awards” reflect the aggregate grant date fair value of annual restricted stock grants pursuant to the Plan computed in accordance with ASC 718. On May 9, 2024, our non-employee directors, received a grant of restricted stock with an award value of $135,000, or 6,687 shares of restricted stock, which were outstanding as of December 31, 2024. This grant represents noncash compensation for Board service for the year following that date.
(2)Effective May 6, 2024, Mr. Knudsen was appointed as a new member of the Audit Committee.
Stock Ownership Guidelines
The Board has adopted stock ownership guidelines to further align the interests of our non-employee directors with those of our shareholders, by requiring a minimum investment in the Company Common Stock of 5x of their annual cash retainer. The Board has three years from joining the Board to come into compliance with these guidelines. For purposes of our stock ownership guidelines, while we do include unvested restricted stock awards, we do not include performance awards that have not vested. Farha Aslam is not currently in compliance with these stock ownership guidelines as she does not hold five times her annual cash retainer, and she will not be permitted to sell shares while not in compliance while serving on the Board.

35
Audit Matters

Proposal 2

Ratification of Company’s Auditors

The ratification of the selection of KPMG as the Company’s independent auditors for the 2025 fiscal year must be approved by a majority of the votes cast by shares of Common Stock present in person (online) or represented by proxy and entitled to vote on the matter (assuming a quorum is present). Abstentions do not count as votes cast "for" or "against" Proposal 2. If you do not provide voting instructions to your brokerage firm or similar person holding your shares, they will be permitted to vote your shares on Proposal 2 at their discretion.

The Board recommends that shareholders vote “FOR” the ratification of KPMG as our independent auditor for the 2025 fiscal year as set forth in Proposal 2.

The Board has assessed the performance and independence of KPMG LLP (KPMG) and recommends that KPMG be re-appointed as the Company’s auditors for the fiscal year ending December 31, 2025. KPMG has served continuously as our auditor since 2009. In determining whether to recommend the re-appointment of KPMG as the Company’s independent auditor, the Audit Committee considered various factors, including: KPMG’s performance on prior audits, and the quality and efficiency of the services provided by KPMG; an assessment of the firm’s professional qualifications, resources and expertise; KPMG’s knowledge of the Company’s business and industry; the quality of the Audit Committee’s ongoing communications with KPMG and of the firm’s relationship with the Audit Committee and Company management; KPMG’s independence; the length of time the firm has served in this role; the impact on the Company of changing auditors; and data on audit quality and performance, including recent PCAOB reports on KPMG and peer firms. Considered together, these factors enable the Audit Committee to evaluate whether the selection of KPMG as the Company’s independent auditor, and the retention of KPMG to perform other services, will contribute to and enhance audit quality. Based on its evaluation, the Audit Committee believes that the continued retention of KPMG to serve as the Company’s independent registered public accounting firm is in the best interest of our shareholders. Accordingly, the Audit Committee has recommended, subject to ratification by the shareholders, that KPMG serve as the Company’s independent auditors for the fiscal year ending December 31, 2025. Representatives from KPMG are expected to be present virtually at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. Such representatives are also expected to be available to respond to appropriate questions.
Board Recommendation
The Board recommends that shareholders vote for the ratification of KPMG for the 2025 fiscal year.

36	GREEN PLAINS INC. 2025 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
Independence of Auditors
We have adopted policies and procedures for pre-approval of all audit and non-audit services to be provided by our independent auditor. It is our policy that the Audit Committee pre-approve all audit, tax and other non-audit services. A proposal for audit or non-audit services must include a description and purpose of the services, estimated fees and other terms of the services. To the extent a proposal relates to non-audit services, a determination that such services qualify as permitted non-audit services and an explanation as to why the provision of such services would not impair the independence of the independent auditor are also required.
All the services provided by KPMG during 2024 and 2023 were approved in advance by our Audit Committee. The Audit Committee has considered whether the provision of the services performed by our principal accountant is compatible with maintaining the principal accountant’s independence.
Auditors’ Fees
For the years ended December 31, 2024 and 2023, KPMG LLP was our independent auditor. The following table sets forth aggregate fees billed to us, including fees related to services rendered for Green Plains Partners LP, for professional services rendered by KPMG for the year ended December 31, 2023:

	2024	2023
Audit Fees	$2,715,227	$3,315,460
Audit Related Fees	200,000	-
Tax Fees	204,607	58,865
All Other Fees	-	-
Total	$3,119,834	$3,374,325
Audit Fees. Audit fees were for professional services rendered for the annual audit of our consolidated financial statements, quarterly reviews of our consolidated financial statements, reviews of our other filings with the SEC, and other fees that are normally provided by the independent auditor in connection with statutory and regulatory filings or engagements. Fees incurred in 2024 include consent fees associated with the filing of a registration statement on Form S-3.
Audit-Related Fees. Audit-related fees are for professional services rendered for assurance and related services that were reasonably related to the performance of the audit or review of our consolidated financial statements, other than those previously reported under audit fees. Audit-related fees incurred in 2024 include real time system implementation assessment fees. There were no audit-related fees billed by KPMG in 2023.
Tax Fees. Tax fees are for professional services, approved by the Audit Committee in advance, rendered for tax compliance, tax advice and tax planning.
All Other Fees. All other fees include other products and services that are not otherwise disclosed. There were no other fees billed by KPMG in 2024 or 2023.

AUDIT MATTERS	37
Audit Committee Report
The Audit Committee, which was established in accordance with section 3(a)(58)(A) of the Exchange Act, currently consists of Messrs. Salinas (Chairman), Knudsen and Treuer and Ms. Wagner, each of whom is independent under the rules of the NASDAQ and the SEC. Mr. Salinas has been determined to be an audit committee financial expert as defined in Rule 407(d)(5) of Regulation S-K.
Management is responsible for the Company’s internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company’s internal control over financial reporting and an independent audit of the Company’s financial statements in accordance with generally accepted auditing standards and to issue reports thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.
The Audit Committee has reviewed and discussed with management the Company’s audited consolidated financial statements for the year ended December 31, 2024, which has primary responsibility for the financial statements. KPMG, the Company’s independent auditor for the year ended December 31, 2024, is responsible for expressing an opinion as to whether the Company’s audited consolidated financial statements are presented fairly in all material respects in conformity with generally accepted accounting principles. The Audit Committee met with KPMG and Company management to discuss the Company’s financial reports. The Audit Committee discussed with KPMG the matters required to be discussed by AS 1301 Communication with Audit Committees, as may be modified or supplemented. Additionally, the Audit Committee received the written disclosures and the letter from KPMG required to be delivered to them under the applicable requirements of the Public Company Accounting Oversight Board regarding communications concerning independence, and the Audit Committee considered whether KPMG maintained its independence during the year ended December 31, 2024. Based on these discussions, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s report on Form 10-K for the year ended on December 31, 2024.
Respectfully submitted,
Martin Salinas Jr., Chairman
Ejnar Knudsen
Alain Treuer
Kimberly Wagner

38	GREEN PLAINS INC. 2025 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
Executive Officers
Executive Leadership Changes in 2025
On February 28, 2025, the Board announced the departure of Todd Becker as President and Chief Executive Officer and member of the Board, effective March 1, 2025. The Board has engaged an executive search firm to identify a new Chief Executive Officer. The Board has also created an Executive Committee, comprised of Imre Havasi, Senior Vice President – Head of Trading and Commercial Operations, Michelle Mapes, Chief Legal & Administration Officer, Chris Osowski, Executive Vice President – Operations and Technology, and Jamie Herbert, Chief Human Resource Officer, to lead the Company until Mr. Becker’s successor is appointed. The Board designated Ms. Mapes as interim principal executive officer, effective as of March 1, 2025.
As part of the Company’s corporate reorganization and cost reduction initiative, Michelle Mapes' position as Chief Legal and Administration Officer and Corporate Secretary will be eliminated, effective no later than December 31, 2025, and Grant Kadavy's position of EVP - Commercial Operations was eliminated, effective February 6, 2025.
Our executive officers during 2024, as well as their ages and their positions as of April 11, 2025, are as follows. Our executive officers serve at the discretion of the Board.

Todd A. Becker, 59 Former President and Chief Executive Officer (and Former Director)

—Served as President and Chief Executive Officer, as well as director, from January 2009 to February 2025
—Served as President and Chief Executive Officer, as well as director, of Green Plains Holdings LLC from March 2015 to January 2024
—Served as President and Chief Operating Officer from October 2008 to December 2008
—Serves on the board of directors of Core Scientific Inc.
—Served as Chief Executive Officer of VBV LLC from May 2007 to October 2008
—Executive Vice President of Sales and Trading at Global Ethanol from May 2006 to May 2007
—Worked for ten years at ConAgra Foods, Inc. in various management positions, including Vice President of International Marketing for ConAgra Trade Group and President of ConAgra Grain Canada
—Has 37 years of related experience in various commodity processing businesses, risk management and supply chain management, along with extensive international trading experience in agricultural markets
—Has a Master’s degree in Finance from Kelley School of Business at Indiana University and a Bachelor of Science degree in Business Administration with a Finance emphasis from the University of Kansas

Philip B. Boggs, 49 Chief Financial Officer

—Chief Financial Officer since November 2024
—Led Investor Relations since December 2019, including positions as Executive Vice President, Investor Relations & Finance and Senior Vice President, Investor Relations
—Served as Treasurer from October 2014 to August 2021, including positions as Vice President, Finance and Senior Vice President, Finance
—Served in various finance and treasury roles within Green Plains since joining in March 2009
—Prior to joining Green Plains, served as Controller and Manager of Financial Analysis at Lindsay Corporation and in various financial analyst roles at ONEOK Partners
—Has a Master’s degree in Business Administration from the University of Nebraska at Omaha and a Bachelor’s degree in Business Administration, Finance and Management, from Cedarville University

EXECUTIVE OFFICERS	39

James E. Stark, 63 Former Chief Financial Officer

—Chief Financial Officer from October 2022 - November 2024
—Re-joined Green Plains in January 2022 after serving as Vice-President, Investors Relations at Darling Ingredients since 2019
—Vice President Investor and Media Relations from February 2009 to December 2019
—Served in various senior financial and commercial executive roles and has over 30 years of corporate communications, finance and logistical management experience
—Has a Master's degree in Business Administration from the University of Phoenix and a Bachelor of Science degree in Economics from the University of Texas

Imre Havasi, 59 Senior Vice President - Head of Trading and Commercial Operations

—Member of Executive Committee since February 2025
—Senior Vice President – Head of Trading and Commercial Operations since February 2025
—Senior Vice President – Commercial Operations since May 2023 to February 2025
—Worked for 30 years at Cargill Incorporated, holding various leadership positions in Cargill’s Food and Feed businesses
—Managing Director of Cargill Animal Nutrition India from 2018 to 2021
—Global Risk Management and Sourcing Director, Cargill Animal Nutrition and Health, from 2014 to 2018
—Has a Bachelor of Arts degree in Economics and International Relations from Corvinus University in Budapest, Hungary

James F. Herbert II, 51 Chief Human Resource Officer

—Member of Executive Committee since February 2025
—Chief Human Resources Officer since October 2022
—Vice President Finance and Operations for Capstone IT from 2018 to 2022
—Held various HR leadership roles at Union Pacific Railroad from 2007 to 2018, including Assistant Vice President - HR Training and Development, Assistant Vice President - Human Resources and Assistant Vice President - Operations
—Holds a Bachelor of Science in Business Administration with an emphasis in Marketing and HR Management from the University of Nebraska at Omaha
—Also holds a Master's degree in Business Administration from the University of Nebraska Omaha and a Master of Science in Negotiations and Dispute Resolution from Creighton University School of Law

40	GREEN PLAINS INC. 2025 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

Grant D. Kadavy, 49 Former Executive Vice President Commercial Operations

—Executive Vice President – Commercial Operations since October 2022 - February 2025
—Held various executive positions at Darigold from 2016 to 2022, including Chief Commercial Officer, Chief Operating Officer and Chief Growth and Risk Officer
—He also held various roles at Cargill from 1997 to 2016, including President of Cargill Americas and General Director, Mexico
—Holds a Bachelor of Arts in Economics and Communication from St. Olaf College

Michelle S. Mapes, 58 Interim Principal Executive Officer, Chief Legal and Administration Officer and Corporate Secretary

—Member of Executive Committee and interim Principal Executive Officer since February 2025
—Chief Legal and Administration Officer and Corporate Secretary since January 2018
—Board member of Green Plains Holdings LLC from November 2021 to January 2024
—Executive Vice President – General Counsel and Corporate Secretary since November 2009 and General Counsel from September 2009 to 2018
—Partner at Husch Blackwell LLP from 2006 to 2009, where she focused her legal practice almost exclusively in renewable energy
—Serves on the Board and Executive Committee of the National Feed & Grain Association
—Serves on the CFTC's Agricultural Advisory Committee
—Chief Administrative Officer and General Counsel for HDM Corporation from 2005 to 2006
—Senior Vice President – Corporate Services and General Counsel for Farm Credit Services of America from 2000 to 2005
—Holds a Juris Doctorate, a Master’s degree in Business Administration and a Bachelor of Science degree in Accounting and Finance, all from the University of Nebraska – Lincoln

Chris G. Osowski, 46 Executive Vice President – Operations and Technology

—Member of Executive Committee since February 2025
—Executive Vice President – Operations and Technology since January 2022
—Vice President Global Technology at ADM from August 2020 to December 2021
—General Director, Aston Startch Products, an ADM joint venture in Moscow, from July 2018 to August 2020
—Director – India Operations, New Delhi at ADM from February 2015 to February 2017
—Held several other senior level positions at ADM from August 2013 to January 2015
—Held several senior level positions at Tate & Lyle from August 2008 to August 2013
—Production Support Manager at Renewable Energy Group from March 2007 to August 2008
—Technical Manager at Poet from September 2003 to March 2007
—Has a Master's degree in Business Administration from Minnesota State University and a Bachelor of Science degree in Agriculture and Biosystems Engineering from North Dakota State University

41
Executive Compensation

Proposal 3

Advisory Vote to Approve Executive Compensation

The say-on-pay vote is advisory and therefore not binding on our Company, the Compensation Committee or the Board. However, the Compensation Committee and the Board value the opinions of our shareholders and will carefully consider the outcome of the vote and take into consideration any concerns raised by shareholders when determining future compensation arrangements.

The Board recommends that shareholders vote “FOR” our executive compensation plan set forth in Proposal 3.

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) enables our shareholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K under the Securities Act and the Exchange Act, including the Compensation Discussion and Analysis, the Summary Compensation Table and related tables and disclosure, commonly known as a “say-on-pay” proposal. At our 2023 annual meeting, our shareholders supported an annual frequency for this advisory vote. As such, the Board has determined that our Company will hold this advisory vote on the compensation of our named executive officers each year.
As described in detail under the heading “Executive Compensation – Compensation Discussion and Analysis,” our executive compensation program is designed to reward the achievement of specific annual, long-term and strategic goals and to align executives’ interests with those of our shareholders by rewarding performance above established goals with the ultimate objective of improving stockholder value. Shareholders are encouraged to read the Compensation Discussion and Analysis section of this Proxy Statement, beginning on page 42, for a more detailed discussion of our executive compensation program, including information about fiscal year 2024 compensation of our NEOs.
We are asking our shareholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. This say-on-pay proposal gives our shareholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers. Accordingly, we will ask our shareholders to vote “FOR” adoption of the following resolution at the Annual Meeting.
Vote Required
Approval of the above resolution requires the affirmative vote of a majority of the votes cast by shares of Common Stock present in person (online) or represented by proxy and entitled to vote on the matter (assuming a quorum is present). Abstentions and broker non-votes, if any, do not count as votes cast "for" or "against" Proposal 3.
Board Recommendation
The Board recommends that shareholders vote for our executive compensation plan.

42	GREEN PLAINS INC. 2025 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
Compensation Discussion and Analysis
The following discussion and analysis contain statements regarding future individual and Company performance targets and goals. These targets and goals are disclosed in the limited context of our Company’s compensation programs and are not statements of management’s expectations or estimates of results or other guidance.

42	Executive Overview

45	How We Make Compensation Decisions

50	Pay Levels Peer Group

50	Components of Our Compensation Programs

58	Compensation Policies and Procedures
Our Compensation Discussion and Analysis describes the key features of our executive compensation program and the Compensation Committee’s approach in deciding fiscal 2024 compensation for our named executive officers (NEOs):

Todd A. Becker Former President and Chief Executive Officer (and Former Director)	Philip B. Boggs Chief Financial Officer	James E. Stark Former Chief Financial Officer	Grant D. Kadavy Former Executive Vice President - Commercial Operations	Michelle S. Mapes Interim Principal Executive Officer, Chief Legal and Administration Officer and Corporate Secretary	Chris G. Osowski Executive Vice President - Operations and Technology

Executive Overview
The NEOs’ payouts under the 2024 annual incentive program considered the Company’s financial results, safety performance, achievement of key strategic initiatives and individual performance in 2024. As described further in the Compensation Discussion and Analysis (CD&A), the executive compensation program, through the use of equity-based awards, aligns the NEOs’ realizable compensation with the performance of our stock price.
Compensation Objectives and Philosophy
Our Compensation Committee has designed our executive compensation program to deliver pay that reflects corporate, business unit and individual performance that also aligns with the transformation plans of the Company for the creation of long-term value for our shareholders. As part of our compensation philosophy, we pay executive salaries that are competitive with the majority of compensation being “at-risk” through annual cash incentive and long-term equity awards. Our annual cash incentive plan provides an incentive to achieve financial and operational performance aligned with our business plan and the long-term strategy.

EXECUTIVE COMPENSATION	43
Our Core Compensation Principles

Competitive and Market Based: We attract and retain superior employees through an executive compensation program designed to provide a mix of base salary, target annual cash incentive awards and target long-term incentive program (LTIP) award values that are aligned with the Company’s transformation plans and are competitive with the target compensation levels offered by our Pay Levels Peer Group.

Balanced Short- and Long-Term Focus: We reward achievement of specific goals through our annual incentive award and LTIP awards, with approximately 88% of CEO 2024 annual target total compensation in incentive compensation and on average, approximately 68% of all other NEOs 2024 annual target compensation in incentive compensation at risk.

Alignment with Shareholders: Our short and long-term awards are based on the transformational initiatives of the Company necessary to build shareholder value and are coupled with robust stock ownership guidelines. We further review our annual say-on-pay results from our shareholders in assessing our pay structures.

Pay for Performance: We reward performance with quantifiable financial and operating initiatives, with sufficiently challenging upside opportunities on annual and long-term incentive compensation for exceeding target goals, balanced with reductions from target opportunities for performance below target goals. We tie payouts under the annual incentive plan to key financial objectives, as well as strategic, operational and individual performance, to focus executives on areas over which they have the most direct impact, while continuing to motivate decision-making that is in the best interests of our Company as a whole based on quantifiable performance goals established by the committee, with payouts determined after the committee reviews and certifies performance results. Performance awards, which comprise 50% of all long-term awards, are tied to three-year, forward-looking performance with vesting based on actual performance measured against performance goals established at the beginning of the performance period.

Pay for Performance
The committee has designed our executive compensation program to deliver pay in alignment with corporate, business unit and individual performance primarily based on the following three factors, which in turn are expected to align executive pay with returns to shareholders over time:
—Transformation of our Company, intended to create a platform delivering the stability of our Company’s earnings;
—Achievement of key financial, operational and strategic objectives; and
—The performance of our common stock.
The committee believes that our executive compensation program effectively aligns pay with performance based on the key factors discussed above, thereby aligning executive pay with returns to shareholders and creating a growth-oriented, long-term value proposition for our shareholders.
Executive Compensation Highlights
The committee has designed our executive compensation program to deliver pay in alignment with corporate, business unit and individual performance. A large portion of total direct compensation is “at-risk” through annual cash incentive and long-term equity awards. These awards are linked to actual performance and include a significant portion of equity. See charts on page 51 for more information regarding the target annual compensation mix for our CEO and other NEOs.
ONGOING MONITORING OF COMPENSATION BEST PRACTICES AND PROGRAMS IN A DYNAMIC ENVIRONMENT—OVERVIEW
Our Company has undergone diversification in the business over the last several years. As a result, and in response to our annual say-on-pay vote, the committee regularly conducts analysis of our compensation practices, and a thorough review of all aspects of our compensation strategies and program with the independent compensation consultant.

44	GREEN PLAINS INC. 2025 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
FISCAL 2024 COMPENSATION ACTIONS AT A GLANCE
The following summarizes the key compensation decisions for the NEOs for fiscal year 2024:
Base salary: The annual rate of base salaries of the CEO and other NEOs had no changes in 2024 or 2023, other than Mr. Stark, Mr. Kadavy and Mr. Osowski who received a 25%, 12% and 7% increase, respectively, effective March 1, 2024, and Mr. Boggs who received a 33% increase effective November 1, 2024 when appointed CFO.
Annual Incentive Bonus: For fiscal 2024, the Compensation Committee awarded annual bonuses ranging from 48% to 91% of each NEO’s target bonus. See the Annual Incentive Compensation section for a complete discussion of our performance measures, targets and performance for 2024 and annual bonuses awarded by the Committee for the year.
Long-Term Incentive Awards: In March 2024, each of the NEOs was granted a combination of Performance Share Units ("PSUs") that cliff vest on the third anniversary of the grant date and Restricted Share Awards ("RSAs") which vest ratably over three years. Moreover, the PSUs granted in March 2022, March 2023 and March 2024 are subject to performance goals aligned with the Company’s strategic objectives and shareholder interests.
These compensation decisions are discussed in more detail in this Compensation Discussion and Analysis and shown in the Summary Compensation Table and Grants of Plan-Based Awards Table that follows.
2024 Performance Highlights
—Completed acquisition of remaining interest in Green Plains Partners LP on January 9, 2024 streamlining operations and improving efficiencies;
—MSC™ turnkey partner Tharaldson Ethanol in Casselton, North Dakota, began operating the world’s largest MSC™ facility in the second quarter, bringing total Ultra-High Protein production capacity to 430,000 tons per year;
—Commissioned the York, Nebraska, demonstration facility combining Fluid Quip Technologies’ precision separation and processing technology (MSC™) with Shell Fiber Conversion Technology (SFCT), beginning in the first half of 2024;
—Executed construction management agreements and ordered major equipment necessary to capture carbon from the Central City, Wood River and York facilities as part of ‘Advantage Nebraska’ strategy;
—Completed the sale of the unit train terminal in Birmingham, Ala. to Lincoln Birmingham, LLC on September 30, 2024. The proceeds of the sale were used to repay the outstanding balance of the Green Plains Partners term loan due July 20, 2026; and
—Began operating the Clean Sugar Technology™ deployment in Shenandoah, Iowa, with samples sent to customers for evaluation.
Compensation Best Practices
In response to say-on-pay votes, best practices and investor input, we have implemented the following:

  Special awards may be made to compensate new hires for equity they forfeit at their former employer or for targeted retention for critical and at-risk executives.
  One-half of annual awards to executive officers under the LTIP is in the form of performance share units (PSUs) which vest based on the attainment of pre-established performance goals aligned to the long-term strategies of the Company.
  We have a forward-looking performance measurement for our LTIP, with PSUs earned at the end of a three-year performance period.
  We adopted a compensation recovery (clawback) policy in compliance with Nasdaq listing standards to allow the Board to recover incentive compensation in connection with a material financial restatement.
  We adopt separate metrics for our annual incentive bonus and LTIP programs.
  We have stock ownership guidelines, and we prohibit stock pledging, as well as hedging transactions, for executive officers.

EXECUTIVE COMPENSATION	45
How We Make Compensation Decisions
Overview/Philosophy
The committee has designed our executive compensation program to serve several key objectives. In the chart below, we have summarized how the executive compensation program supports these executive compensation program objectives.

OBJECTIVE	PROGRAM DESIGN

Attract and retain
superior employees in key positions, with compensation opportunities that are competitive relative to the compensation offered to similarly situated executives at companies similar to us.

—Provide a mix of base salary, target annual cash incentive awards and target LTIP award values that are aligned with the program’s principles and objectives and are competitive with the target compensation levels offered by our Pay Levels Peer Group.
—Retention agreements are put in place for executives' retention requiring repayment of certain awards if there is a departure prior to the end of the calendar year of the award.

Reward the achievement of specific annual, long-term and strategic goals.
—Provided approximately 88% of CEO 2024 annual target total compensation in incentive compensation and on average, approximately 69% of all other NEOs annual target compensation at risk, incentive compensation.
—Provided sufficiently challenging upside opportunities on annual and long-term incentive compensation for exceeding target goals, balanced with reductions from target opportunities for performance below target goals.
—Tied payouts under the annual incentive plan to key financial objectives, as well as strategic, operational and individual performance, to focus executives on areas over which they have the most direct impact, while continuing to motivate decision-making that is in the best interests of our Company as a whole.
—Based annual incentive awards primarily on quantifiable performance goals established by the committee, with payouts determined after the committee reviews and certifies performance results.
—PSUs granted as part of LTIP are tied to three-year, forward-looking performance with vesting based on actual performance measured against performance goals established at the beginning of the performance period.

Align the interests
of our NEOs with those of our shareholders by rewarding strong Company performance through the use of equity-based awards and a share ownership and retention policy, with the ultimate objective of improving shareholder value over time.

—Tied payout of PSUs granted to our NEOs as part of LTIP to three-year, forward-looking performance based on performance goals consistent with the Company’s objectives.
—Rigorous stock ownership guidelines.

46	GREEN PLAINS INC. 2025 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
Roles and Responsibilities
Compensation Committee
The committee has primary responsibility for overseeing our executive compensation program. The Board appoints the members of the committee. Additionally, the Board has determined that each member of the committee meets the applicable requirements for independence established by applicable SEC rules and the listing standards of the NASDAQ. The committee:
—oversees our various compensation plans and programs and makes appropriate design decisions;
—retains responsibility for monitoring our executive compensation plans and programs to ensure that they continue to adhere to our Company’s compensation philosophy and objectives; and
—determines the appropriate compensation levels for all executives, including the NEOs.
The committee meets on a regular basis and has an executive session without members of management present at each regular committee meeting. The committee’s duties and responsibilities are described in its charter, which can be found on our website at http://investor.gpreinc.com/corporate-governance. The committee and the Board periodically review and, as appropriate, revise the charter.
As provided by its charter and discussed in greater detail below, the committee engages an independent compensation consultant to advise it on the design of our executive compensation program. The committee engaged Pay Governance to advise it in connection with the executive compensation program design since 2021. To determine the appropriate compensation levels, the committee considers, in conjunction with recommendations from its independent compensation consultant:
—Total compensation paid to the NEOs;
—Our Company’s long-term and short-term incentive program design and alignment with strategic and financial objectives;
—Our Company’s performance, the industry in which we operate, the current operating environment, our relative total shareholder return performance and market compensation for similarly situated executives; and
—How to balance short-term and long-term compensation to provide fair near-term compensation, to align executive pay with long-term shareholder value, and to avoid structures that would encourage excessive risk taking.
The committee periodically reviews our executive compensation program to ensure that it remains competitive and provides the proper balance between cash and equity, and between short-term and long-term incentive compensation. The committee’s regular analysis and refinement of the compensation program ensures continuing alignment of the elements of the compensation program with our Company’s business strategy and shareholder interests. During this process, the committee:
—Evaluates the design of our compensation program to align pay and performance;
—Evaluates the executive compensation program to ensure a continued nexus between executive compensation and the creation of shareholder value;
—Seeks to ensure that our Company’s compensation programs remain competitive, including comparing the total direct compensation paid by our Company with that of our Pay Levels Peer Group;
—Considers feedback received from our shareholders;
—Consults as needed with its independent compensation consultant to review and refine the elements of our compensation programs to ensure that our executive compensation meets our stated objectives, is consistent with the Company’s compensation philosophy and aligns with contemporary market practice; and
—Takes into consideration appropriate corporate transactions, if any, and the resulting impact on the size and complexity of our Company’s business.
In addition to its responsibilities for executive compensation plans and programs, the committee also evaluates and makes recommendations to the Board regarding our management and director compensation plans, policies and programs, and reviews benefit plans for management and other employees.

EXECUTIVE COMPENSATION	47
Role of Chief Executive Officer
The committee evaluates the performance of the Chief Executive Officer who, in turn, on an annual basis, reviews the performance of his direct reports, which include each of the NEOs other than himself. The Chief Executive Officer presents his conclusions and recommendations with respect to performance and pay, including recommendations with respect to base salary adjustments and incentive award amounts, to the committee. The committee considers this information and then exercises its judgment in adopting or modifying any recommended adjustments or awards to be made to the NEOs.
Use of an Independent Compensation Consultant
The Compensation Committee’s charter allows the committee to engage an independent compensation consultant to advise the committee on the design of our executive compensation. In 2021, the Committee engaged Pay Governance as the independent executive compensation consulting firm. Since then, Pay Governance has provided advice on peer groups, executive compensation benchmarking and our short-term and long-term executive compensation program design, and has generally advised the Committee on executive compensation matters at its meetings, including executive sessions.
Pay Governance is engaged directly by, and is fully accountable to, the committee and does not provide advice to management. The committee has determined that Pay Governance is independent based on the independence factors provided by the SEC and NASDAQ.
Consideration of Say-On-Pay Vote
At our 2024 annual meeting, our shareholders approved our NEOs’ compensation, with approximately 95% of the votes cast in favor of our say-on-pay proposal.
The committee and the Board value input from our shareholders and will carefully consider the results of the say-on-pay vote and will continue to seek direct feedback from shareholders.
Compensation Program Improvements
In response to the results of previous say-on-pay votes and shareholder and proxy advisor feedback and to better align our NEO compensation program with our business strategy, our compensation program has been modified over time to enhance the alignment between executive compensation and the interests of our shareholders, as follows:
SIGNIFICANT ACTIONS TAKEN IN RESPONSE TO SAY-ON-PAY VOTES AND INVESTOR FEEDBACK

WHAT WE HEARD	ACTIONS TAKEN	EFFECTIVE STARTING
Special Awards
Special awards should be reserved for limited circumstances
 Special awards may be made to compensate new hires for equity they forfeit at their former employer or for targeted retention for critical and at-risk executives. Where special performance-based or retention awards are granted, they will generally vest over a longer period of time.
FY 2018

Plan Design
A meaningful portion of the executive officers’ LTIP should vest based on performance	One-half of annual awards to executive officers under the LTIP will be in the form of performance share units (PSUs) which vest based on the attainment of pre-established performance goals.	FY 2018

48	GREEN PLAINS INC. 2025 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

Market preference toward forward-looking performance measurement for LTIP
 We have shifted from a backward-looking/trailing performance measurement to a forward-looking performance measurement for our LTIP, with PSUs earned at the end of a three-year performance period. The 2022 PSUs vested based on achievement of future EBITDA and Ultra-High Protein initiatives. The 2023 PSUs vest based on achievement of future EBITDA and Ultra-High Protein and clean sugar returns. The 2024 PSUs vest based on achievement of future EBITDA and absolute stock price, as well as Ultra-High Protein, clean sugar and carbon returns.
FY 2018

Eliminate excise tax gross-up provisions	Mr. Becker agreed to an amendment to his employment agreement to eliminate the excise tax gross-up provision regarding change in control benefits that had been in his agreement for a number of years.	FY 2018

Adopt a clawback policy
 We adopted a compensation recovery (clawback) policy to allow the Board to recover annual or long-term incentive awards in connection with a material financial restatement. The policy was updated in November 2023 to require the Board to recoup certain executive incentive-based compensation in the event of an accounting restatement resulting from material noncompliance with financial reporting requirements.
FY 2018 and FY 2023

Market preference toward consideration of total shareholder return (TSR) in incentive payouts	Since 2018, we have granted PSUs that utilize a relative TSR measure, weighted 50%, to further align our NEOs’ interests with shareholder interests and expectations.	FY 2018

Separate metrics in incentive plans	We adopted separate metrics for our annual incentive bonus and LTIP programs.	FY 2018

Peer group update
 We re-evaluated our compensation benchmarking peer group to better align with our Company following the completion of acquisitions and business evolution and introduced a new performance peer group for use with PSU awards.
FY 2016, FY 2018, FY 2020, FY 2021, FY 2022 and FY 2024

Stock ownership guidelines and Pledging Policy
 We have stock ownership guidelines with detailed procedures and we have always prohibited stock pledging, as well as hedging, transactions, and any Board members granted an exception were revoked in 2021. No future exceptions will be allowed.
FY 2011 FY 2021 and FY 2024

CEO Compensation
Concern with level of CEO target and maximum bonus opportunity
 We moved towards a more typical compensation mix beginning in 2018, increasing the CEO’s base salary, but maintaining a below market median salary and reducing his target annual incentive to 200% of salary and maximum annual incentive to 1.5x the target bonus.
FY 2018

EXECUTIVE COMPENSATION	49

Proxy Design
Provide an executive summary in the Proxy Statement and discuss responsiveness to shareholder feedback
 We have improved our proxy disclosures by including a proxy summary and an executive summary at the beginning of the Compensation Discussion and Analysis section of the Proxy Statement. We have expanded disclosures on our shareholder input, practices, governance and sustainability matters. Re-designed the proxy layout to be more consistent with best practices and more user friendly.
FY 2017 and FY 2022

Use of Peer Companies in Setting Executive Compensation and Measuring Performance
Purpose

The committee uses peer group to assess executive compensation opportunities and competitive compensation (the "Pay Levels Peer Group").

As discussed in more detail below, our Company has a unique product offering that makes it difficult to establish a group of pay-level peer companies for evaluating the competitiveness of our NEOs’ compensation opportunities and for measuring our relative business performance. In particular with the Company’s transformation, it continues to be challenging to identify appropriate peers for our business performance among companies in our S&P 8-digit and 6-digit Global Industry Classification Standard (GICS) codes, as many of the companies in those GICS codes that are of roughly similar size are exclusively energy focused, or manufacture, market, and distribute food for human consumption. These latter companies typically use agricultural commodities as ingredients in their products, and as a result these companies would typically experience reduced performance when these commodity prices rise. In contrast, our products are not generally for human consumption and our product prices generally track the performance of an identified group of agricultural commodities. As those agricultural commodities prices rise, our financial performance will generally improve, and conversely, as those commodities prices fall, our financial performance will generally be negatively impacted. As a result, our Company tends to operate in opposite economic cycles from many of the other food or agricultural-related companies in our general GICS codes.
The Compensation Committee, in consultation with Pay Governance, updated the selected companies for the Pay Levels Peer Group. The Pay Levels Peer Group has one or more of the following characteristics: (i) similar in size and financial performance to us, in particular market capitalization (ii) within a relevant industry group (including companies engaged in the production of ethanol, alternative fuels or gasoline oxygenates as well as the marketing and distribution of such fuels and increasingly so, companies engaged in the processing of agriculture products and or in specialty chemicals), (iii) considered competitors to us according to analysts and advisory firms and other selection criteria. The composition of the peer group is periodically reviewed and, if appropriate, updated to ensure continued relevancy and to account for mergers, acquisitions, divestitures or other business-related changes that may occur. The committee believes that it is appropriate to use companies that are generally similar in size to our Company for pay comparisons.
The committee uses competitive pay information derived from the Pay Levels Peer Group to generally inform its compensation decisions but does not formulaically benchmark based on this data. The committee generally sets target levels of annual total direct compensation for the NEOs within a competitive range of the market median at the Pay Levels Peer Group. The committee considers each executive’s experience, responsibilities, performance and internal equity when setting compensation opportunities. Where Company performance is strong, executives can earn above median compensation. Where Company performance is weaker, compensation will be below the market median.

50	GREEN PLAINS INC. 2025 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
Pay Levels Peer Group
The following companies comprised the Pay Levels Peer Group used to inform 2024 pay decisions.

Pay Levels Peer Group

Clean Energy Fuels Corporation
CVR Energy, Inc.
Darling Ingredients Inc.
Delek US Holdings, Inc.
H.B. Fuller Company
Ingredion Incorporated
Koppers Holdings Inc.
New Market Corporation
Par Pacific Holdings, Inc.
Talos Energy Inc.
The Andersons, Inc.

In 2024, the Company eliminated two companies from its Pay Levels Peer Group, including Amyris, Inc. as a result of them declaring bankruptcy in 2023 and Denbury Resources Inc. as they were acquired by ExxonMobil in 2023. These two companies were not replaced in the Pay Levels Peer Group as the Company deemed the remaining companies sufficient to represent our Company for purposes of informing 2024 pay decisions.

Components of Our Compensation Programs
The following charts illustrate the mix of total direct compensation elements for our NEOs at target performance. These charts demonstrate our executive compensation program’s focus on variable, performance-based cash and equity-based compensation through long-term equity awards and annual cash incentive awards.

EXECUTIVE COMPENSATION	51
Executive Compensation Snapshot
The following chart illustrates the mix of total direct compensation elements for our CEO and the average of other NEOs at target performance.

88%
VARIABLE

12%
Fixed
Base Salary

- 12% of target total direct compensation
- Compensates our CEO for services rendered during each fiscal year

24%
Annual Incentive Compensation

- 24% of target total direct compensation
- Payout is tied to key financial objectives, as well as strategic, operational and individual performance
- Based on quantifiable performance goals established by the committee, with payouts determined after the committee reviews and certifies performance results

64%
Long-Term Incentive Compensation

- 64% of target total direct compensation
- One-half of the LTI opportunity is granted in PSUs and RSAs, respectively
- PSUs granted as part of LTIP are tied to three-year, forward looking performance with vesting based on actual performance measured against performance goals established at the beginning of the performance period

CEO	AVG. OTHER NEOs

52	GREEN PLAINS INC. 2025 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

	FIXED	VARIABLE
LONG-TERM INCENTIVE COMPENSATION
	BASE SALARY	ANNUAL INCENTIVE COMPENSATION	RSAs	PSUs
CEO TARGET PAY MIX
NEO TARGET PAY MIX
Base Salary
Our Company provides NEOs with a base salary to compensate them for services rendered during each fiscal year. Base salary ranges for NEOs are determined for each executive based on the executive’s position and responsibility by using market data supplied by the committee’s independent compensation consultant. Base salary is designed to be competitive when compared with similar positions within the Pay Levels Peer Group. The committee periodically reviews base salaries of senior executives, including the NEOs, to determine if adjustment is necessary based on competitive practices and economic conditions. Base salary for senior executives will also be reviewed and adjustments may be made based on individual performance and the individual’s skills, experience and background.
The chart below summarizes the annual base salary of our NEOs for fiscal 2024 and 2023:

Name	Fiscal 2023 Annual Salary	Fiscal 2024 Annual Salary	Percentage Increase
Mr. Becker	$800,000	$800,000	0%
Mr. Boggs (1)	$300,000	$400,000	33%
Mr. Stark (2)	$400,000	$500,000	25%
Mr. Kadavy (2)	$380,000	$425,000	12%
Ms. Mapes (3)	$420,000	$420,000	0%
Mr. Osowski (2)	$375,000	$400,000	7%
(1)Effective November 1, 2024, Mr. Boggs was appointed CFO and his annual base salary was increased to $400,000.
(2)Effective March 1, 2024, Mr. Stark's, Mr. Kadavy's and Mr. Osowski's annual base salaries were increased to $500,000, $425,000 and $400,000, respectively.
(3)Effective March 1, 2025, Ms. Mapes' annual base salary was increased to $450,000.
Annual Incentive Compensation
Overview
To motivate performance and reward the achievement of critical objectives, each of our NEOs was provided with an annual incentive award opportunity for fiscal 2024.
The annual incentive program advances our pay-for-performance philosophy by providing participants with annual bonus opportunities linked to the achievement of specific performance goals. The annual incentive program is designed to:
—Reinforce the Company’s goal-setting and strategic planning process;
—Recognize the efforts of management in the achievement of key financial, operational and strategic objectives; and
—Aid in attracting and retaining executive management, thus ensuring the long-range success of the Company.

EXECUTIVE COMPENSATION	53
The Compensation Committee sets objective performance measures for the Company as a whole and establishes corresponding performance goals for each participant under the annual incentive program, including our NEOs. In structuring the performance measures and goals, the Compensation Committee sets targets for achieving those goals:
—Minimum threshold before any annual performance bonus can be earned;
—Target goal to incentivize a specific desired performance level; and
—Maximum goal, which requires an appropriate level of stretch for a maximum bonus to be earned.
After the end of the fiscal year, the Compensation Committee determines whether the performance goals have been attained and approves any cash payment amount based upon the level of achievement of the annual performance goals. The Compensation Committee also evaluates each executive’s performance for the year and determines their overall cash performance bonus based on an assessment of their performance, among other things, against the following objectives:
—Leadership and Company strategy;
—Business performance and development;
—Accomplishment of strategic objectives;
—Commitment to development of management;
—Growth initiatives; and
—Financial and operational objectives.
Annual Incentive Award Opportunities
In early 2024, the Compensation Committee established target annual incentive award opportunities for the NEOs for 2024, as summarized in the table below:

Executive	Target Cash Bonus as a Percent of Base Salary	Potential Award Range as a Percent of Base Salary
Mr. Becker	200%	0 – 300%
Mr. Boggs	80%	0 – 200%
Mr. Stark	80%	0 – 200%
Mr. Kadavy	80%	0 – 200%
Ms. Mapes	80%	0 – 200%
Mr. Osowski	80%	0 – 200%
Annual Incentive Award Formula
In 2024, the Compensation Committee approved the following performance measures, weighting and goals, and corresponding payouts, for use in determining payouts under the 2024 annual incentive program:

Objective	Weighting	Threshold Performance / 50% Payout	Target Performance / 100% Payout	Maximum Performance / 200% Payout (1)
Emergent EBITDA (2)	30%	Earned based on various performance targets for each product
Safety (3)	5%	Earned based on various safety targets
Run Rate (mm bushels/year)	5%	289	308	316
ESG - ISS Scoring	2.5%	3.00	2.67	2.33
Renewable Corn Oil, Protein and Ethanol Yields	5%	Earned based on various performance targets for each product
Other Operating Initiatives	27.5%	Earned based on various quantitative metrics for each operating initiative (4)
MBOs / Individual Performance	25%	Earned through MBO attainment
(1)The maximum potential payout for each measure (as a % of the weighting at target) is 200% of target.
(2)Emergent EBITDA is comprised of contributions from corn oil, high-protein MSC, clean sugar, FQT, and Optimal. Performance goals are established in two six-month periods to address the commodity nature of our business. No award is paid until the end of the annual period.
(3)The plant safety goal is comprised of various industry metrics, including OSHA rate, DART rate, air permit deviation count, water permit deviation count, and 30-hour OSHA training completion percentage.
(4)Other operating initiatives include multiple initiatives including but not limited to new protein international sales, Tharaldson and clean sugar ramp-up, operating expense per gallon, FQT's third party sales, carbon development progress, and SG&A expenditures. Each operating initiative has quantitative metrics.

54	GREEN PLAINS INC. 2025 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
Each measure is separately weighted and if performance falls between the specified performance levels, the payout earned will be determined using straight-line interpolation (for those measures with threshold, target and maximum performance goals).
The performance levels, aggregate performance required to earn a payout at each level and corresponding payouts for the NEOs are summarized in the table to the right:

Level of Attainment	Payout as a % of the Target Bonus (All NEOs except CEO)	Payout as a % of the Target Bonus (CEO)
Threshold	50%	50%
Target	80%	200%
Maximum	200%	300%
Determination of Payouts
Following the end of 2024, the Compensation Committee assessed the Company’s performance on the measures above and each of the NEOs individual performance, and determined the payout earned.

Company Objective	Weighting	Threshold Performance	Target Performance	Maximum Performance (1)
Emergent EBITDA		Earned based on various performance targets for each metric (2)
Safety		Earned based on various safety targets (3)
Run Rate (mm bushels/year)
ESG - ISS Scoring
Renewable Corn Oil, Protein and Ethanol Yields		Earned based on various performance targets for each product (4)
Other Operating Initiatives		Earned based on various quantitative metrics for each operating initiative (5)

Individual Performance
MBOs	Earned on an individual basis
(1)The maximum potential payout for each measure (as a % of the weighting at target) is 200% of target.
(2)Emergent EBITDA is comprised of five products, for which the Company achieved a payout on two of the five.
(3)The Company achieved these performance measures at 100% on all five initiatives.
(4)The Company achieved these performance measures at an average of 96% of target.
(5)The Company achieved these performance measures on four of the seven initiatives.

EXECUTIVE COMPENSATION	55
The Board and Compensation Committee determined the following executive officers met the aforementioned objectives with the following accomplishments:
Former Chief Executive Officer (CEO)
—Continued progressing the Company’s transformation plans;
—Led the Company to overall improved safety performance, including an improved OSHA Rate;
—Guided the strategic review of multiple alternatives to enhance shareholder value;
—Provided leadership to the progression of key technologies, inclusive of the deployment of Clean Sugar Technology (CST), along with the continued progression of the MSC High-Protein Technology with Tharaldson Ethanol; and
—Oversaw the initiation of expense rationalization efforts across the platform.
Chief Financial Officer (CFO-Mr. Boggs)
—Ensured effective fiscal year financial close as transitioned into CFO Role during the fourth quarter;
—Facilitated cross-functional capital planning process; and
—Led multiple investor events and interactions providing insights around the business.
Former Chief Financial Officer (CFO-Mr. Stark)
—Refined our internal financial reporting and decision support capabilities, enabling additional discipline in reporting;
—Actively engaged in the process of upgrading our accounting system;
—Developed, implemented, and deployed core elements of strategic planning model; and
—Oversaw an ongoing investor outreach and engagement strategy.
Former Executive Vice President - Commercial Operations
—Continued to evolve the commercial capabilities of the team to better support the product portfolio;
—Directly led key customer and prospect business development efforts;
—Facilitated continuous improvement efforts focused on optimizing revenue and asset utilization; and
—Provided oversight and guidance to the progression of carbon capture efforts.
Chief Legal and Administration Officer
—Provided key support to material transactions, including the strategic review process, carbon initiatives and the sale of Birmingham BioEnergy Partners, LLC unit train terminal;
—Effectively led the resolution of a number of litigation matters for the Company;
—Provided counsel for the Company’s shareholder engagement; and
—Leadership in streamlining process and cost savings following the Green Plains Partners LP transaction.
Executive Vice President - Operations and Technology
—Provided ongoing leadership to drive improvements into the Company’s safety culture;
—Drove yield improvements in core aspects of the product portfolio;
—Facilitated continuous improvement in product quality management; and
—Developed plant capital planning prioritization system.

56	GREEN PLAINS INC. 2025 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
The Compensation Committee determined, after consultation with its independent compensation consultant, that based on Company performance as described above, as well as strong performance on Operating Initiatives, and the NEOs’ contributions and achievement of their individual objectives as described above, to award the following bonuses for 2024, which ranged from 48% to 91% of each NEO’s 2024 target bonus, as illustrated in the table below:

Executive	Fiscal 2024 Target Bonus Opportunity	2024 Bonus	Payout as a Percent of Target
Mr. Becker	$1,600,000	$772,240	48%
Mr. Boggs	$320,000	$200,400	63%
Mr. Stark (1)	$400,000	$—	0%
Mr. Kadavy	$340,000	$244,800	72%
Ms. Mapes	$336,000	$304,920	91%
Mr. Osowski	$320,000	$290,400	91%
(1)Mr. Stark retired from the CFO role effective November 1, 2024.
Notably, in the case of our Former Chief Executive Officer, the annual bonus awarded (48% of his target bonus) is below his target payout. The Compensation Committee believes that the 2024 bonuses properly reflect the Company’s performance and each executive’s contributions during the year and are consistent with our compensation philosophy and objectives.
Long-Term Incentive Compensation
Overview
Each of our NEOs was provided with long-term incentive award opportunities for fiscal 2024 that were tied to our performance. The principal objectives of the LTI awards are to (i) motivate our NEOs to drive sustained long-term shareholder value creation, (ii) grant award opportunities that are based on the competitive market, but then adjusted for our performance, and (iii) provide the NEOs with equity ownership opportunities that will further enhance their alignment with our shareholders’ interests. The Compensation Committee believes that providing long-term equity-based awards incentivizes executives to balance short- and long-term decisions, which helps to mitigate excessive risk-taking by our executives.
Grants are generally made in the first quarter of each year; however, in limited, special situations, long-term incentive awards may be granted at other times to attract new executives and to retain existing executives.
Equity awards are discretionary and are generally granted annually with awards priced two days after the Company's Annual Report on Form 10-K is filed with the SEC to ensure material nonpublic information does not affect the value of executive compensation. In certain circumstances, including the hiring or promotion of an officer, the Compensation Committee may approve grants to be effective at other times. The Compensation Committee did not take material nonpublic information into account when determining the timing and terms of equity awards in 2024, and the Company does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
Type and Incentive Mix
For 2024, the NEOs’ awards were granted 50% in PSUs, which vest on the third anniversary of the grant date, with the balance in service based RSAs, which vest ratably over the three-year period following the date of grant.

EXECUTIVE COMPENSATION	57

LTI Incentive Mix		Year 1	Year 2	Year 3	Year 4
	RSAs	Grant	One Third Vests	One Third Vests	One Third Vests
	PSUs				Earned
Performance Share Unit Awards. PSUs are tied to our Company’s long-term strategic objectives to ensure that our NEOs’ compensation is directly linked to the achievement of sustained long-term operating performance and expected, resulting stock price performance. Reflective of the desire to align the NEOs with achievement of our business strategy, the Committee determined that 2024 PSU awards would be earned based on achievement of key initiatives (as described on page 55 of the proxy) for a three-year performance period. Shares not earned in each performance period expire and are forfeited. PSUs are also subject to potential forfeiture if an executive terminates their employment prior to vesting.
Grants
The 2024 RSA awards and PSU awards granted to the NEOs are summarized in the tables below:

Executive	Number of Shares		Award Value (1)		Award as a % of Annual Base Salary
	RSAs	PSUs	RSAs	PSUs	RSAs	PSUs
Mr. Becker	92,553	92,553	$2,150,006	$2,150,006	269%	269%
Mr. Boggs	8,610	8,610	$200,010	$200,010	63%	63%
Mr. Stark	15,067	15,067	$350,006	$350,006	73%	73%
Mr. Kadavy	17,220	17,220	$400,021	$400,021	96%	96%
Ms. Mapes	12,915	12,915	$300,015	$300,015	71%	71%
Mr. Osowski	13,991	13,991	$325,011	$325,011	82%	82%
(1)Based on the closing price of our stock on March 13, 2024 of $23.23/share.
Metrics
The performance levels and corresponding payouts established for the Company’s Performance Goals described below with respect to the 2024 PSU awards are summarized in the table below:

Performance Level	Payout % of Target Number of PSUs Earned
Maximum	200%*
Target	100%
Threshold	50%
*    In 2024, 2023 and 2022, the Company's CEO has a maximum opportunity of 200% of the target number of PSUs with further stretch Performance Goals necessary for achievement of such levels, as described below. If performance falls between the threshold and the specified performance levels, payouts will be interpolated as determined by the Compensation Committee at its discretion.

58	GREEN PLAINS INC. 2025 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
The Performance Goals for the 2024 LTI awards granted in March 2024 set by the Compensation Committee are as follows:

Threshold - 50% vesting	Target - 100% vesting	Max - 200% vesting

Absolute Stock Price of $30 per share	Absolute Stock Price of $40 per share	Absolute Stock Price of $50 per share

Protein, Sugar and Carbon ROI of a specified amount	Protein, Sugar and Carbon ROI that is 25% greater than the threshold	Protein, Sugar and Carbon ROI that is 50% greater than the threshold

EBITDA of a specified amount	EBITDA of an amount that is 35% greater than the threshold	EBITDA of an amount that is 80% greater than the threshold

The Compensation Committee views these performance goals to be aligned with the objectives of motivating and rewarding executives for performance on key long-term measures, while also promoting retention of executive talent. The PSUs that vested during the year-ended December 31, 2024, 2023 and 2022, respectively, achieved a final payout of 115%, 123% and 150% of their performance target.
Retirement Benefits and Perquisites
Retirement Benefits
Our Company offers a 401(k) plan to all its eligible U.S.-based salaried employees. During 2021, the 401(k) plan included an employer contribution ranging from 1% of a participant’s base salary, and a matching contribution of 100% of a participant’s contributions, up to 4% of a participant’s base salary. During 2022, the Company increased the employer match from 4% to 6% of eligible employee contributions for employees with less than 5 years of service, and up to 8% of eligible employee contributions after 5 years of service. Effective January 1, 2025, the Company decreased the employer match for employees with five years of service from 8% to 6% of eligible employee contributions. Employee and employer contributions are 100% vested immediately.
We do not provide special or supplemental retirement benefits to our NEOs.
Perquisites and Other Personal Benefits
The Company provides limited perquisites to the NEOs. Consistent with the benefits offered to all other eligible employees, the Company provides our NEOs with (i) choice of various health care plans, (ii) a matching contribution to the Company’s 401(k) Plan, up to a maximum of $27,600 in 2024 for employees with greater than five years of service and up to a maximum of $20,700 in 2024 for employees with less than five years of service, as well as (iii) Company paid life insurance. In addition, in accordance with his employment agreement, Mr. Becker also receives additional insurance and disability benefits as well as a tax gross-up payment to cover the taxes associated with these benefits, the details of which are set forth below.
Compensation Policies and Procedures
Employment and Severance Agreements
The Company has entered into Employment Agreements with Messrs. Becker, Boggs, Stark, Kadavy and Osowski and Ms. Mapes that provide for, among other things, potential payments and other benefits upon termination of employment for a variety of reasons. Additionally, the Company has entered into Change in Control Severance Plans with Messrs. Becker, Boggs, Stark, Kadavy and Osowski and Ms. Mapes that provide for, among other things, potential payments and other benefits upon termination of employment due to a change in control.
See “Employment Agreements” and “Potential Payments upon Termination or Change in Control” included elsewhere in this Proxy Statement for a description of these agreements, including the severance benefits thereunder.

EXECUTIVE COMPENSATION	59
The Committee believes that these severance arrangements are an important part of overall compensation for our NEOs and an important recruitment and retention tool as most of our competitors have implemented similar arrangements for their senior employees. Certain of these agreements include the Compensation Committee approved change of control provisions to provide reasonable protection to our senior executives in the context of an actual or potential change of control of our Company. The committee views these arrangements as preventing management distraction during the critical periods prior to and immediately following a change of control. The Compensation Committee may adjust base salary, bonus percentage or long-term incentives to levels that exceed the initial terms of the executive officers’ employment agreements based on its periodic review of compensation data.
Stock Ownership and Retention Policy
The Board has adopted stock ownership guidelines to further align the interests of our non-employee directors and NEOs with those of our shareholders. The guidelines require our non-employee directors and NEOs to maintain an investment in our Common Stock at the following levels:
—Chief Executive Officer, six times his annual base salary;
—Chief Financial Officer, four times his annual base salary;
—All other NEOs, three times their base salary; and
—Non-Employee Directors, five times their annual cash retainer.
Non-employee directors and NEOs have three years from the time of engagement to come into compliance with these guidelines.
One non-employee director, Farha Aslam, is not currently in compliance with these stock ownership guidelines as she does not hold five times her annual cash retainer, and she will not be permitted to sell shares while not in compliance while serving as a member of the Board.
Insider Trading Policies and Procedures
We have an insider trading policy governing the purchase, sale and other dispositions of the Company’s securities by directors, officers and employees. The Company believes that this policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to the Company. The policy provides that employees, including our officers and directors, may not purchase or sell our stock when they are in possession of material nonpublic information. Further, the policy provides that the Company will not engage in transactions in Company securities in violation of insider trading laws. This policy also provides that officers, directors and employees in certain designated work groups may trade in our securities only during “open window” periods (beginning on the third business day after our public release of quarterly or annual financial results and continuing until seven to fourteen days prior to the end of the then-current fiscal quarter) and must pre-clear all purchases and sales of our securities.
This policy also prohibits officers, members of our Board and employees in certain designated work groups from engaging in short sales, derivative or speculative transactions in our securities, and from purchasing or using, directly or indirectly through family members or other persons or entities, financial instruments (including puts, calls or other derivative securities, on an exchange or in any other organized market, zero-cost collars and forward sale contracts) that are designed to hedge or offset any decrease in the market value of our securities. For the purposes of this policy, “our securities” refers to the common stock, or any other type of securities that the Company may issue, including but not limited to preferred stock, convertible debentures, warrants, and derivative instruments. Trading in the securities of other companies in which insiders may have material nonpublic information or that are economically linked in such a way that material nonpublic information of our Company could impact another such company is prohibited. The policy also prohibits officers and directors from holding our securities in a margin account or pledging our securities as collateral for a loan. Two directors who previously had shares pledged under previously allowed exceptions no longer have shares pledged and can no longer do so as the Company policy was amended so that no exceptions to pledging may be granted. Notwithstanding the foregoing, in 2024, the Company's Insider Policy was amended to clarify that pledging of Company common stock by a family member of an insider is not prohibited, if the applicable insider has disclaimed beneficial ownership of such shares and has not and does not share material, nonpublic information about the Company with such person.
The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of our Insider Trading Policy, a copy of which is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 or may also be viewed on our website.
We are not aware of any Named Executive Officer or member of our Board who has pledged any of their shares of our common stock.

60	GREEN PLAINS INC. 2025 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
Compensation Recovery (Clawback)
In early 2018, we adopted the Green Plains Inc. Clawback Policy (the "Policy") a compensation recovery policy to allow the Board to recover annual or long-term incentive awards in connection with a material financial restatement. In November 2023, we updated the Policy, which is intended to comply with the Nasdaq listing standards adopted pursuant to Rule 10D-1 under the Exchange Act. Under this Policy, if the Company is required to prepare an accounting restatement due to any material noncompliance with financial reporting requirements under applicable securities laws, we will be required to recover from current and former executive officers any incentive-based compensation that was erroneously awarded to the executive officers during the three years preceding the date that the Company is required to prepare such restatement, unless the Compensation Committee determines that recovery would be impracticable. Incentive-based compensation includes compensation that is granted, earned or vested based wholly or in part on a financial reporting measure.
If mandatory recovery is triggered under this Policy due to an accounting restatement, we are required to recover the excess of the amount of incentive-based compensation actually received by the executive officer over the amount of incentive-based compensation that he or she would have received had payment been determined based on the restated financial measure.
In fiscal year 2024, we had no financial statement corrections requiring a restatement, and the Board of Directors has not needed to consider taking any action under this Policy.
In addition, as required by the Sarbanes-Oxley Act of 2002, upon restatement of our Company’s financial statements, the Chief Executive Officer and Chief Financial Officer would be required to reimburse us for any (i) bonuses, (ii) other incentive or equity-based compensation, and/or (iii) profits from stock sales, received in the 12-month period following the filing of financial statements that were later required to be restated due to their misconduct. Our Company will also implement the incentive compensation “clawback” provisions mandated by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 in accordance with the requirements of that Act as the method of their implementation becomes finalized by the stock exchanges.
Compensation Risk Assessment
With the help of its compensation consultant, the Compensation Committee reviewed our executive compensation policies and practices and determined that our executive compensation programs are not designed to encourage excessive risk-taking. Moreover, the Compensation Committee did not make any pandemic-related, discretionary adjustments to either its annual incentive program or its long-term incentive program.
Tax Considerations
Section 162(m) of the Internal Revenue Code places a limit of $1 million on compensation the Company may deduct for federal income tax purposes in any one year with respect to any of certain covered officers employed by the Company.
Although the Compensation Committee considers tax deductibility in making its compensation decisions, the Compensation Committee does not believe that compensation decisions should be determined solely by the amount of compensation that is deductible for federal income tax purposes. As a result, the Compensation Committee reserves the right to award compensation that may not be deductible.
Compensation Committee Interlocks and Insider Participation
No Compensation Committee member (i) was an officer or employee of the Company, (ii) was formerly an officer of the Company or (iii) had any relationship requiring disclosure under the SEC’s rules governing disclosure of related person transactions. During the fiscal year ended December 31, 2024, we had no “interlocking” relationships in which (i) an executive officer of the Company served as a member of the Compensation Committee of another entity, one of whose executive officers served on the Compensation Committee of the Company, (ii) an executive officer of the Company served as a director of another entity, one of whose executive officers served on the Compensation Committee of the Company, or (iii) an executive officer of the Company served as a member of the Compensation Committee of another entity, one of whose executive officers served as a director of the Company.

EXECUTIVE COMPENSATION	61
Compensation Committee Report
The Compensation Committee of the Board has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and based on that review and those discussions, the Compensation Committee recommends to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated into the Form 10-K for the year ended December 31, 2024.
Respectfully submitted,
Brian Peterson, Chairman
James D. Anderson
Farha Aslam
Compensation Tables
Summary Compensation Table
The following table sets forth certain information with respect to the total compensation paid or earned by each of our named executive officers for our fiscal years 2024, 2023 and 2022:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Non-Equity Incentive Plan Comp. ($) (2)	All Other Comp. ($) (3)	Total ($)
Todd Becker (4) Former President and Chief Executive Officer	2024	800,000	–	4,300,012	772,240	116,594	5,988,846
	2023	800,000	–	4,200,029	725,000	111,420	5,836,449
	2022	800,000	–	4,052,302	900,000	108,734	5,861,036
Phil Boggs (5) Chief Financial Officer	2024	316,667	–	400,020	200,400	23,457	940,544

James Stark (6) Former Chief Financial Officer	2024	478,523	–	700,013	–	21,336	1,199,872
	2023	391,667	–	700,063	260,000	21,943	1,373,673
	2022	342,708	150,000	250,000	207,165	35,886	985,759
Grant Kadavy (7)	2024	417,500	–	800,041	244,800	18,748	1,481,089
Former Executive Vice President Commercial Operations	2023	380,000	–	700,063	201,000	18,606	1,299,669
Michelle Mapes Interim Principal Executive Officer, Chief Legal and Administration Officer and Corporate Secretary	2024	420,000	–	600,031	304,920	35,210	1,360,161
	2023	420,000	–	600,034	273,000	31,105	1,324,139
	2022	420,000	–	658,536	298,998	31,105	1,408,639
Chris Osowski (5) Executive Vice President Operations and Technology	2024	395,989	–	650,022	290,400	17,848	1,354,259

(1)Amounts for “Stock Awards” reflect a grant date fair value of $23.23/share in 2024, $34.66/share in 2023 and $29.47/share in 2022 computed in accordance with ASC 718. Restricted stock awards granted in 2024, 2023 and 2022 vest ratably over the three-year period following the date of grant. Performance share unit awards were granted to all NEOs in March 2024, March 2023 and February 2022, which cliff-vest in March 2027, March 2026 and February 2025, respectively, based on achievement of a variety of key initiatives. Performance share unit awards are included in the Stock Awards column above and presented as the fair value at the date of the grant based the Company’s closing stock price. The grant date fair value of the 2024 restricted stock awards, as well as the target and maximum potential fair value of the performance share unit awards, are also provided below. See Compensation Discussion and Analysis for additional information.

62	GREEN PLAINS INC. 2025 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

		PSUs
Name	RSAs ($)	Target ($)	Maximum ($)
Mr. Becker	2,150,006	2,150,006	4,300,012
Mr. Boggs	200,010	200,010	400,020
Mr. Stark	350,006	350,006	700,012
Mr. Kadavy	400,021	400,021	800,042
Ms. Mapes	300,015	300,015	600,030
Mr. Osowski	325,011	325,011	700,022
(2)The column for “Option Awards” has been omitted from this table because no compensation is reportable thereunder. “Non-equity incentive plan compensation” amounts were paid pursuant to the Incentive Plan.
(3)“All Other Compensation” generally consists of our match to the executive officer’s 401(k) retirement plan, up to a maximum of $23,000 per employee for 2024 plus any catch-up payments for anyone age 50 or older during the calendar year, $22,500 per employee for 2023 and $20,500 per employee for 2022, and imputed income on Company-paid life insurance. In addition:
(a)For Mr. Becker, the amounts also include insurance and disability premiums paid by us of $48,147 and a gross-up to cover the taxes on this benefit of $38,370. See Employment Agreements below for further information on our employment agreement with Mr. Becker.
(4)Effective March 1, 2025, Mr. Becker departed the Company as President and Chief Executive Officer.
(5)Mr. Boggs and Mr. Osowski became NEOs in 2024. As a result, only compensation paid or earned for 2024 is reported above.
(6)Effective November 1, 2024, Mr. Stark retired from the Company.
(7)Mr. Kadavy became a NEO in 2023. As a result, only compensation paid or earned for 2023 and 2024 is reported above. Effective February 6, 2025, as part of the Company’s corporate reorganization and cost reduction initiative, Mr. Kadavy's position was eliminated.
Grants of Plan-Based Awards Table
The following table sets forth certain information with respect to the plan-based awards granted to the named executive officers during the fiscal year ended December 31, 2024:

	Estimated Future Payouts Under Non-Equity Incentive Plan Awards				Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards	Grant Date Fair Value of
Name (1)	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Number of Shares of Stock or Units (#)	Stock Awards ($)
Todd Becker		800,000	1,600,000	2,400,000				–	–
	3/13/24(2)	–	–	–				92,553	2,150,006
	3/14/24(3)	–	–	–	46,277	92,553	185,106		2,150,006
Phil Boggs		160,000	320,000	800,000				–	–
	3/13/24(2)	–	–	–				8,610	200,010
	3/14/24(3)	–	–	–	4,305	8,610	17,220		200,010
James Stark		200,000	400,000	1,000,000				–	–
	3/13/24(2)	–	–	–				15,067	350,006
	3/14/24(3)	–	–	–	7,534	15,067	30,134		350,006
Grant Kadavy		170,000	340,000	850,000
	3/13/24(2)							17,220	400,021
	3/14/24(3)				8,610	17,220	34,440		400,021
Michelle Mapes		168,000	336,000	840,000				–	–
	3/13/24(2)	–	–	–				12,915	300,015
	3/14/24(3)	–	–	–	6,458	12,915	25,830		300,015
Chris Osowski		160,000	320,000	800,000				–	–
	3/13/24(2)	–	–	–				13,991	325,011
	3/14/24(3)	–	–	–	6,996	13,991	27,982		325,011
(1)Columns for “All other option awards: number of securities underlying options” and “Exercise or base price of option awards” have been omitted from this table because no compensation is reportable thereunder.
(2)Represents restricted stock awards granted in March 2024, which vest ratably over the three-year period following the date of grant.
(3)Represents performance share unit awards granted in March 2024, which cliff vest in March 2027 based on various performance criteria. Performance share unit awards are presented at fair value on the date of grant. See footnotes of the Summary Compensation Table for target and maximum performance share unit values.

EXECUTIVE COMPENSATION	63
Employment Agreements
Mr. Becker. Effective October 16, 2008, we entered into an employment agreement with Mr. Becker. Mr. Becker’s employment agreement was amended in December 2009 to provide for a tax gross-up payment in the event of any tax payments on fringe benefits. Mr. Becker’s agreement was subsequently amended in March 2018 to remove the excise tax gross-up provision. In August 2023, we also entered into a change in control severance plan with Mr. Becker. The terms of the employment agreement provided that Mr. Becker would receive the following: (i) an annual base salary, (ii) an annual target bonus as a percentage of base salary based on performance objectives set by the Board’s Compensation Committee, (iii) annual awards of long-term incentive benefits of a type and level that is competitive with long-term incentive plan benefits provided to chief executive officers of public companies of comparable size in similar industries, and (iv) a fully exercisable option to acquire 150,000 shares at an exercise price equal to $10 per share. On February 28, 2025, the Board announced the departure of Todd Becker as President and Chief Executive Officer and member of the Board, effective March 1, 2025. Mr. Becker entered into a Transition and Separation Agreement (the “Transition Agreement”) and, subject to Mr. Becker’s compliance with that agreement (including through the execution of a release set forth as part of the agreement), received a severance payment of $2,040,000 under the terms of his Transition Agreement, as well as vesting of all outstanding restricted shares, with performance share awards vesting at target.
Mr. Boggs. Effective November 1, 2024, we entered into an amended employment agreement with Mr. Boggs due to his appointment as Chief Financial Officer of the Company. On November 4, 2024, we entered into a change in control severance plan with Mr. Boggs. The amended employment agreement provides for (i) an annual base salary, (ii) an annual target bonus as a percentage of base salary based on performance objectives set by the Board’s Compensation Committee, (iii) participation in a long-term incentive program developed by us, and (iv) participation in our benefit plans. Mr. Boggs' employment is at-will and may be terminated at any time, by either party, for any reason whatsoever. If employment is terminated without cause or for good reason, Mr. Boggs will receive six month’s base salary and all outstanding equity awards would fully vest, provided however, if such termination occurs following a change of control, he will receive a severance multiple of 2.5 times his base salary, his target bonus in effect under the STIP of the Company, up to 18-months of continued health coverage, and all outstanding equity awards would fully vest. See Potential Payments upon Termination or Change in Control for additional information.
Mr. Stark. Mr. Stark re-joined the Company in January 2022 and entered into an employment agreement with us effective March 1, 2023. On November 15, 2024, in relation to the retirement of Jim Stark from the Chief Financial Officer role, Mr. Stark and the Company entered into a Confidential Severance Agreement and Release whereby Mr. Stark was eligible to receive restricted share awards granted, and performance share units previously granted. The restricted share awards vested shortly after the effective date when the Severance Agreement became irrevocable and the performance share units remain outstanding following Mr. Stark’s termination and will be settled upon each of the original vesting dates as set forth in the applicable award agreements, with the performance share units being settled based on actual performance following the end of the applicable performance period.
Mr. Kadavy. Effective October 3, 2022, we entered into an employment agreement with Mr. Kadavy. In August 2023, we entered into a change in control severance plan with Mr. Kadavy. The employment agreement provides for (i) an annual base salary, (ii) an annual target bonus as a percentage of base salary based on performance objectives set by the Board’s Compensation Committee, (iii) participation in a long-term incentive program developed by us, and (iv) participation in our benefit plans. As part of the Company’s corporate reorganization and cost reduction initiative, the position of EVP - Commercial Operations was eliminated, effective February 6, 2025. Mr. Kadavy entered into separation agreements with usual and customary terms and received total compensation of $1,061,458 under the terms of his separation agreement and employment agreement, as amended, which includes amounts related to vested shares, with performance share awards vesting at target.

64	GREEN PLAINS INC. 2025 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
Ms. Mapes. Ms. Mapes joined the Company in 2009 and entered into an employment agreement with us effective February 3, 2020. In August 2023, we also entered into a change in control severance plan with Mr. Mapes. The employment agreement provides for (i) an annual base salary, (ii) an annual target bonus as a percentage of base salary based on performance objectives set by the Board’s Compensation Committee, (iii) participation in a long-term incentive program developed by us, and (iv) participation in our benefit plans. On February 27, 2025, in connection with the expansion of Ms. Mapes’ duties and the corporate reorganization and cost reduction initiative, the Company amended the employment agreement (“Amendment”) dated February 3, 2020, with Ms. Mapes. Pursuant to the Amendment, Ms. Mapes shall continue employment through no later than December 31, 2025, at which time her position will be eliminated unless extended by mutual agreement, and the Amendment memorializes that Ms. Mapes will receive her current base salary at the annualized rate of $450,000 and will receive her current severance of six months base salary, along with the vesting of all outstanding restricted shares, with performance share awards vesting at target. See Potential Payments upon Termination or Change in Control for additional information.
Mr. Osowski. Mr. Osowski joined the Company on January 10, 2022. In August 2023, we entered into a change in control severance plan with Mr. Osowski. Mr. Osowski's employment provides for (i) an annual base salary, (ii) an annual target bonus as a percentage of base salary based on performance objectives set by the Board’s Compensation Committee, (iii) participation in a long-term incentive program developed by us, and (iv) participation in our benefit plans. Mr. Osowski’s employment is at-will and may be terminated at any time, by either party, for any reason whatsoever. If employment is terminated without cause or for good reason, Mr. Osowski will receive six month’s base salary and all outstanding equity awards would fully vest, provided however, if such termination occurs following a change of control, he will receive a severance multiple of 2.5 times his base salary, his target bonus in effect under the STIP of the Company, up to 18-months of continued health coverage, and all outstanding equity awards would fully vest. See Potential Payments upon Termination or Change in Control for additional information.
See Compensation Discussion and Analysis for further details on 2024 performance objectives.

EXECUTIVE COMPENSATION	65
Outstanding Equity Awards at Year-End
The following table sets forth certain information with respect to stock awards and equity incentive plan awards for each named executive officer that have not vested and are outstanding as of December 31, 2024:
nm,

		Stock Awards
		Restricted Stock Awards		Performance Share Units (1)
Name		Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($) (2)	Equity Incentive Plan Awards: Number of Shares or Units of Stock that have not Vested (#)	Equity Incentive Plan Awards: Market Value of Shares or Units of Stock that have not Vested ($) (2)
Todd Becker	3/14/22(3)	22,917	217,253	68,753	651,778
	3/9/23(4)	40,392	382,916	60,589	574,384
	3/13/24(5)	92,553	877,402	92,553	877,402
Phil Boggs	3/14/22(3)	1,432	13,575	4,298	40,745
	3/9/23(4)	1,924	18,240	2,886	27,359
	3/13/24(5)	8,610	81,623	8,610	81,623
	11/11/24(6)	22,105	209,555	—	—
James Stark	3/9/23(4)	—	—	10,099	95,739
	3/13/24(5)	—	—	15,067	142,835
Grant Kadavy	10/3/22(6)	2,755	26,117	—	—
	3/9/23(4)	6,732	63,819	10,099	95,739
	3/13/24(5)	17,220	163,246	17,220	163,246
Michelle Mapes	3/14/22(3)	3,724	35,304	11,173	105,920
	3/9/23(4)	5,770	54,700	8,656	82,059
	3/13/24(5)	12,915	122,434	12,915	122,434
Chris Osowski	1/10/22(6)	2,868	27,189	—	—
	3/9/23(4)	5,770	54,700	8,656	82,059
	3/13/24(5)	13,991	132,635	13,991	132,635
(1)Reflects the target number of performance share units granted. Performance share awards granted in 2024, 2023 and 2022 cliff-vest three years following the grant date based on attainment of performance goals.
(2)The closing stock price of our Common Stock on December 31, 2024 of $9.48 was used to calculate the market value of shares and units that have not vested.
(3)The March 14, 2022 restricted stock awards vest in equal installments on the first, second and third anniversaries of the date of grant. The PSUs cliff vest three years following the date of grant, subject to attainment of performance goals.
(4)The March 9, 2023 restricted stock awards vest in equal installments on the first, second and third anniversaries of the date of grant. The PSUs cliff vest three years following the date of grant, subject to attainment of performance goals.
(5)The March 13, 2024 restricted stock awards vest in equal installments on the first, second and third anniversaries of the date of grant. The PSUs cliff vest three years following the date of grant, subject to attainment of performance goals.
(6)Messrs. Boggs, Kadavy and Osowski were awarded restricted shares at the time of promotion or hiring, which vest ratably over the three-year period following the date of grant.

66	GREEN PLAINS INC. 2025 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
Stock Vested
The following table lists the number of shares acquired and the value realized of any restricted stock that vested by the named executive officers during the fiscal year ended December 31, 2024:

	Stock Awards
Name (1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Todd Becker (2)	190,532	4,277,132
Phil Boggs (3)	9,145	204,365
James Stark (4)	29,947	389,662
Grant Kadavy (5)	6,122	105,521
Michelle Mapes (6)	34,960	788,100
Chris Osowski (7)	5,755	127,046
(1)The columns for "Option Awards" have been omitted from this table because no compensation is reportable thereunder.
(2)Value is determined based on the closing prices of our Common Stock on the vesting date multiplied by the number of shares that vested on such dates. On February 16, 2024, the Company withheld 65,526 shares of the 147,417 shares of restricted and performance stock that vested on that date to satisfy the NEO's tax withholding obligations. On March 8, 2024, the Company withheld 8,958 shares of the 20,197 shares of restricted stock that vested on that date to satisfy the NEO’s tax withholding obligations. On March 14, 2024, the Company withheld 10,165 shares of the 22,918 shares of restricted stock that vested on that date to satisfy the NEO’s tax withholding obligations.
(3)Value is determined based on the closing prices of our Common Stock on the vesting date multiplied by the number of shares that vested on such dates. On February 16, 2024, the Company withheld 3,288 shares of the 6,750 shares of restricted and performance stock that vested on that date to satisfy the NEO's tax withholding obligations. On March 8, 2024, the Company withheld 427 shares of the 962 shares of restricted stock that vested on that date to satisfy the NEO’s tax withholding obligations. On March 14, 2024, the Company withheld 636 shares of the 1,433 shares of restricted stock that vested on that date to satisfy the NEO’s tax withholding obligations.
(4)Value is determined based on the closing prices of our Common Stock on the vesting date multiplied by the number of shares that vested on such dates. On January 10, 2024, the Company withheld 1,188 shares of the 2,391 shares of restricted stock that vested on that date to satisfy the NEO’s tax withholding obligations. On March 8, 2024, the Company withheld 1,604 shares of the 3,367 shares of restricted stock that vested on that date to satisfy the NEO’s tax withholding obligations. On November 15, 2024, the Company withheld 7,101 shares of the 24,189 shares of restricted stock that vested on that date to satisfy the NEO’s tax withholding obligations.
(5)Value is determined based on the closing prices of our Common Stock on the vesting date multiplied by the number of shares that vested on such dates. On October 3, 2024, the Company withheld 809 shares of the 2,755 shares of restricted stock that vested on that date to satisfy the NEO's tax withholding obligations. On March 8, 2024, the Company withheld 1,672 shares of the 3,367 shares of restricted stock that vested on that date to satisfy the NEO’s tax withholding obligations.
(6)Value is determined based on the closing prices of our Common Stock on the vesting date multiplied by the number of shares that vested on such dates. On February 16, 2024, the Company withheld 13,282 shares of the 28,350 shares of restricted and performance stock that vested on that date. On March 8, 2024, the Company withheld 1,811 shares of the 2,886 shares of restricted stock that vested on that date to satisfy the NEO’s tax withholding obligations. On March 14, 2024, the Company withheld 1,888 shares of the 3,724 shares of restricted stock that vested on that date to satisfy the NEO’s tax withholding obligations.
(7)Value is determined based on the closing prices of our Common Stock on the vesting date multiplied by the number of shares that vested on such dates. On January 10, 2024, the Company withheld 1,425 shares of the 2,869 shares of restricted stock that vested on that date to satisfy the NEO’s tax withholding obligations. On March 8, 2024, the Company withheld 1,373 shares of the 2,886 shares of restricted stock that vested on that date to satisfy the NEO’s tax withholding obligations.

EXECUTIVE COMPENSATION	67
Potential Payments Upon Termination or Change in Control
Employment Agreement for Mr. Becker
We have an employment agreement with Mr. Becker. See Employment Agreements above for additional information. Upon termination without cause or for good reason, Mr. Becker is entitled to (a) one year of base salary plus the greater of his maximum annual cash bonus for that year or the average bonus paid for the prior two years, (b) up to one year of continued health and dental coverage (which ceases upon acceptance of a comparable position within such period) and (c) certain relocation assistance if he relocates beyond 50 miles within six months of termination. In addition, all shares acquired upon exercise of options granted therein would then be released from certain lock-up restrictions and all outstanding options and other equity awards would fully vest, including PSUs which settle at target. If termination occurs following a change of control, Mr. Becker is entitled to (a) severance multiple of 3 times his base salary (b) 3 times his target bonus in effect under the Company's STIP (c) up to 18-months of continued health coverage and (d) all outstanding equity awards would fully vest. On February 28, 2025, in connection with his departure from the Company, Mr. Becker entered into a Transition and Separation Agreement (the “Transition Agreement”) and, subject to Mr. Becker’s compliance with that agreement (including through the execution of a release set forth as part of the agreement), he received a severance payment of $2,040,000 under the terms of his Transition Agreement, as well as vesting of all outstanding restricted shares, with performance share awards vesting at target.
For such purposes, cause is defined as one of the following: (a) a material breach by the executive of the terms of this agreement, not cured within thirty (30) days from receipt of notice from the Board of such breach, (b) conviction of, or plea of guilty or no contest to, a felony; (c) willful misconduct or gross negligence in connection with the performance of executive’s duties; or (d) willfully engaging in conduct that constitutes fraud, gross negligence or gross misconduct that results in material harm to us. For purposes of this definition, no act, or failure to act, on the executive’s part shall be considered willful unless done, or omitted to be done, by the executive in knowing bad faith and without reasonable belief that his action or omission was in, or not opposed to, our best interests. Notwithstanding the foregoing, the executive shall not be deemed to have been terminated for cause unless and until the executive has received a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board at a meeting called and held for such purpose (after reasonable notice to the executive and an opportunity for the executive, together with his counsel, to be heard by the Board), finding that, in the good faith opinion of the Board, the executive is guilty of the conduct set forth above in (a), (b), (c) or (d) of this definition and specifying the particulars thereof in detail.
For such purposes, good reason is defined as any of the following if the same occurs without the executive’s express written consent: (a) a material diminution in executive’s base salary as described in the employment agreement; (b) a material diminution in executive’s authority, duties, or responsibilities; (c) a material diminution in the authority, duties, or responsibilities of the person to whom the executive is required to report; (d) a material change in the geographic location at which the executive must perform the services (for this purpose, any relocation of more than 50 miles is deemed a material change); (e) any material reduction or other adverse change in the executive’s benefits under any applicable and properly approved compensation plan or arrangement without the substitution of comparable benefits; or (f) any other action or inaction that constitutes a material breach by us under the employment agreement. To terminate for good reason, the executive must incur a termination of employment on or before the second anniversary of the initial existence of the condition.
Employment Agreement for Mr. Boggs
We have an employment agreement with Mr. Boggs. See Employment Agreements above for additional information. Upon termination without cause or for good reason, he will receive an amount equal to six months base salary and all outstanding equity awards will fully vest, including PSUs which settle at target. If termination occurs following a change of control, Mr. Boggs is entitled to (a) severance multiple of 2.5 times his base salary (b) 2.5 times his target bonus in effect under the Company's STIP (c) up to 18-months of continued health coverage and (d) all outstanding equity awards would fully vest. The definitions for cause and good reason are the same as described above for Mr. Becker.

68	GREEN PLAINS INC. 2025 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
Employment Agreement for Mr. Stark
We have an employment agreement with Mr. Stark. See Employment Agreements above for additional information. On November 15, 2024, in relation to the retirement of Jim Stark from the Chief Financial Officer role, Mr. Stark and the Company entered into a Confidential Severance Agreement and Release whereby Mr. Stark was eligible to receive restricted share awards granted, and performance share units previously granted. The restricted share awards vested shortly after the effective date when the Severance Agreement became irrevocable and the performance share units remain outstanding following Mr. Stark’s termination and will be settled upon each of the original vesting dates as set forth in the applicable award agreements, with the performance share units being settled based on actual performance following the end of the applicable performance period.
Employment Agreement for Mr. Kadavy
On October 3, 2022, we entered into an employment agreement with Mr. Kadavy. Upon termination without cause or for good reason, he will receive an amount equal to six months base salary and all outstanding equity awards will fully vest, including PSUs which settle at target. If termination occurs following a change of control, Mr. Kadavy is entitled to (a) severance multiple of 1.5 times his base salary (b) 1.5 times his target bonus in effect under the Company's STIP (c) up to 18-months of continued health coverage and (d) all outstanding equity awards would fully vest. The definitions for cause and good reason are the same as described above for Mr. Becker. As part of the Company’s corporate reorganization and cost reduction initiative, the position of EVP - Commercial Operations was eliminated, effective February 6, 2025. Mr. Kadavy entered into separation agreements with usual and customary terms and received total compensation of $1,061,458 under the terms of his separation agreement and employment agreement, as amended, which includes amounts related to vested shares, with performance share awards vesting at target.
Employment Agreement for Ms. Mapes
We have an employment agreement with Ms. Mapes. See Employment Agreements above for additional information. Upon termination without cause or for good reason, she will receive an amount equal to six months base salary and all outstanding equity awards will fully vest, including PSUs which settle at target. If termination occurs following a change of control, Ms. Mapes is entitled to (a) severance multiple of 2.5 times her base salary (b) 2.5 times her target bonus in effect under the Company's STIP (c) up to 18-months of continued health coverage and (d) all outstanding equity awards would fully vest. The definitions for cause and good reason are the same as described above for Mr. Becker. On February 27, 2025, in connection with the expansion of Ms. Mapes’ duties and the corporate reorganization and cost reduction initiative, the Company amended the employment agreement with Ms. Mapes to continue employment through no later than December 31, 2025, at which time her position will be eliminated unless extended by mutual agreement, and memorialize that Ms. Mapes will receive her current base salary at the annualized rate of $450,000 and will receive her current severance of six months base salary, along with the vesting of all outstanding restricted shares, with performance share awards vesting at target.
Employment Agreement for Mr. Osowski
We have an employment agreement with Mr. Osowski. See Employment Agreements above for additional information. Upon termination without cause or for good reason, he will receive an amount equal to six months base salary and all outstanding equity awards will fully vest, including PSUs which settle at target. If termination occurs following a change of control, Mr. Osowski is entitled to (a) severance multiple of 2.5 times his base salary (b) 2.5 times his target bonus in effect under the Company's STIP (c) up to 18-months of continued health coverage and (d) all outstanding equity awards would fully vest. The definitions for cause and good reason are the same as described above for Mr. Becker.

EXECUTIVE COMPENSATION	69
Equity Acceleration
2009 and 2019 Equity Incentive Plans. Awards outstanding under the 2009 and 2019 Equity Incentive Plans will fully vest upon a change in control (a) if not fully converted and assumed, or (b) if the awards are converted and assumed, after a qualifying termination. Qualifying termination is defined as a termination of employment within twenty-four months following a change in control (i) by us other than for cause, gross negligence, or deliberate misconduct which demonstrably harms us or (ii) by the participant for good reason, if it is defined in the applicable award agreement or employment agreement. A change in control shall be deemed to have occurred if in a single transaction or series of related transactions:
(a) any person (as such term is used in Section 13(d) and 14(d) of the Exchange Act), or persons acting as a group, other than a trustee or fiduciary holding securities under an employment benefit program, is or becomes a beneficial owner (as defined in Rule 13-3 under the Exchange Act), directly or indirectly of securities representing 51% or more of our combined voting power;
(b) there is a merger, consolidation, or other business combination transaction with or into another corporation, entity or person, other than a transaction in which the holders of at least a majority of the shares of voting capital stock outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding or by their being converted into shares of voting capital stock of the surviving entity) a majority of the total voting power represented by the shares of voting capital stock of the Company (or surviving entity) outstanding immediately after such transaction;
(c) during any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who entered into an agreement with us to effect a transaction described in (a) or (b) above) whose election by the Board or nomination for election by our shareholders was approved by a vote of at least two-thirds of the directors still in office, who either were directors at the beginning of the two-year period or whose election or nomination for election was previously approved, cease for any reason to constitute a majority thereof; or
(d) all or substantially all our assets are sold.
The following tables provide information on potential benefits that could be received by the NEOs with employment agreements upon a termination without cause or for good reason and in connection with a change in control. As it is unlikely that the amount payable to each NEO under the performance cash award can be determined, the performance cash would fully vest based on the Committee’s assessment of actual performance through the termination date. Unless equity awards are not assumed by a buyer, change in control benefits only are paid when there is a “double trigger event” i.e. both the change in control along with a qualifying termination of the executive. The tables assume a termination or change of control of each officer’s employment as of December 31, 2024. The closing price of our Common Stock on the last trading day of 2024 was $9.48. Post-termination health care represents the approximate value of such benefits.

	Termination Without Cause or For Good Reason ($)	Change In Control ($)
Todd Becker Termination Compensation
Base Salary and Bonus (1)	3,200,000	7,200,000
Equity Vesting (2)	3,581,135	3,581,135
Benefits and Perquisites
Post-Termination Health Care (3)	33,262	49,894
Certain Relocation Benefits (4)	–	–
Total	6,814,397	10,831,029
(1)For termination without cause or for good reason, it represents one year of base salary plus a bonus equal to the greater of his maximum bonus for that year or the average of his bonuses during the prior two years. For change in control, it represents the annual base salary plus target bonus multiplied by three.
(2)Represents accelerated vesting of all outstanding equity awards, including PSUs and release of restrictions on such awards. Assumes PSUs are settled at target.

70	GREEN PLAINS INC. 2025 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
(3)In the event of termination without cause or for good reason, would represent up to 12 months of continued health coverage. In the event of a change in control, would represent up to 18 months of continued health coverage.
(4)Relocation assistance in the event of termination without cause or for good reason, or for a termination following a change in control if relocation is more than 50 miles beyond Omaha, Nebraska within six months of such time. The value of such assistance cannot be determined until such an event occurs.

	Termination Without Cause or For Good Reason ($)	Change In Control ($)
Phil Boggs Termination Compensation
Base Salary and Bonus (1)	200,000	1,800,000
Equity Vesting (2)	472,720	472,720
Benefits and Perquisites
Post-Termination Health Care (3)	31,304	46,955
Total	704,024	2,319,675
(1)For termination without cause or for good reason, it represents a payment of six months base salary. For change in control, it represents the annual base salary plus target bonus multiplied by 2.5.
(2)Represents accelerated vesting of all outstanding equity awards, including PSUs and release of restrictions on such awards. Assumes PSUs are settled at target.
(3)In the event of termination without cause or for good reason, would represent up to 12 months of continued health coverage. In the event of a change in control, would represent up to 18 months of continued health coverage.

Termination Without Cause or For Good Reason ($) (1)
James Stark Termination Compensation
Equity Vesting (2)	238,574
Total	238,574
(1)Mr. Stark retired from the CFO role effective November 1, 2024, and the above reflects only compensation to be received as of December 31, 2024 as a result of his retirement.
(2)Represents accelerated vesting of all outstanding equity awards, including PSUs and release of restrictions on such awards. Assumes PSUs are settled at target.

	Termination Without Cause or For Good Reason ($)	Change In Control ($)
Grant Kadavy Termination Compensation
Base Salary (1)	225,000	1,147,500
Equity Vesting (2)	512,167	512,167
Benefits and Perquisites
Post-Termination Health Care (3)	26,920	40,380
Total	764,087	1,700,047
(1)For termination without cause or for good reason, it represents a payment of six months base salary. For change in control, it represents the annual base salary plus target bonus multiplied by 1.5.
(2)Represents accelerated vesting of all outstanding equity awards, including PSUs and release of restrictions on such awards. Assumes PSUs are settled at target.
(3)In the event of termination without cause or for good reason, would represent up to 12 months of continued health coverage. In the event of a change in control, would represent up to 18 months of continued health coverage.

EXECUTIVE COMPENSATION	71

	Termination Without Cause or For Good Reason ($)	Change In Control ($)
Michelle Mapes Termination Compensation
Base Salary (1)	210,000	1,890,000
Equity Vesting (2)	522,851	522,851
Benefits and Perquisites
Post-Termination Health Care (3)	11,515	17,273
Total	744,366	2,430,124
(1)For termination without cause or for good reason, it represents a payment of six months base salary. For change in control, it represents the annual base salary plus target bonus multiplied by 2.5.
(2)Represents accelerated vesting of all outstanding equity awards, including PSUs and release of restrictions on such awards. Assumes PSUs are settled at target.
(3)In the event of termination without cause or for good reason, would represent up to 12 months of continued health coverage. In the event of a change in control, would represent up to 18 months of continued health coverage.

	Termination Without Cause or For Good Reason ($)	Change In Control ($)
Chris Osowski Termination Compensation
Base Salary and Bonus (1)	200,000	1,800,000
Equity Vesting (2)	429,218	429,218
Benefits and Perquisites
Post-Termination Health Care (3)	—	14,834
Total	629,218	2,244,052
(1)For termination without cause or for good reason, it represents a payment of six months base salary. For change in control, it represents the annual base salary plus target bonus multiplied by 2.5.
(2)Represents accelerated vesting of all outstanding equity awards, including PSUs and release of restrictions on such awards. Assumes PSUs are settled at target.
(3)In the event of termination without cause or for good reason, would represent up to 12 months of continued health coverage. In the event of a change in control, would represent up to 18 months of continued health coverage.

72	GREEN PLAINS INC. 2025 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our median employee and the annual total compensation of Mr. Todd Becker, our Chief Executive Officer (our “CEO”).
For 2024, our last completed fiscal year:
—The annual total compensation of our median employee, other than our CEO, was $106,136; and
—The annual total compensation of our CEO was $6,004,773.
Based on this information, for 2024 the ratio of annual total compensation of Mr. Becker, our CEO, to the annual total compensation of our median employee was 57 to 1.
To identify the median employee, as well as to determine the annual total compensation of our median employee and our CEO, we took the following steps:
1.We determined that, as of December 31, 2024, the last day of our payroll, our total employee population consisted of 910 individuals with all these individuals located in the United States. This population consisted of our full-time, part-time and temporary employees.
2.To identify the median employee from our employee population, we calculated the amount of salary, and other wages of our employees as reflected in our payroll records and reported to the Internal Revenue Service as taxable wages. We annualized the compensation for any full-time employees that were not employed by us for all of 2024.
3.We identified our median employee using this compensation measure, which was consistently applied to all our employees included in the calculation. Since all our employees are in the United States, as is our CEO, we did not make any cost-of-living adjustments in identifying the “median employee.”
4.Once we identified our median employee, we combined all the elements of such employee’s compensation for 2024 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in total compensation of $106,136. The difference between such employee’s salary, wages and overtime pay and the employee’s annual total compensation represents the estimated value of such employee’s health care benefits.
5.With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column of our 2024 Summary Compensation Table included in this Proxy Statement and incorporated by reference under Item 11 of Part III of our Annual Report. To maintain consistency between the annual total compensation of our CEO and the median employee, we added the estimated value of our CEO’s health care benefits, estimated at $15,927, to the amount reported in the Summary Compensation Table. This resulted in annual total compensation for the purpose of determining the ratio in the amount of $6,004,773, which exceeds the amount reported for him in the Summary Compensation Table by $15,927.

EXECUTIVE COMPENSATION	73
Pay vs. Performance Comparison
As discussed in the CD&A above, our Compensation Committee has implemented an executive compensation program designed to link a sustainable portion of our NEOs' realized compensation to the achievement of the Company's financial, operational and strategic objectives, and to align pay with changes in the value of our shareholders' investments. The following table sets forth additional information for our NEOs, calculated in accordance with SEC rules, for 2024, 2023, 2022, 2021 and 2020:

					Value of Initial Fixed $100 Investment Based on:		(in thousands)
Fiscal Year	Summary Compensation Table Total for CEO ($) (1)	Compensation Actually Paid to CEO ($) (2)	Average Summary Compensation Table Total for Non-CEO NEOs ($) (3)	Average Compensation Actually Paid to Non-CEO NEOs ($) (2) (3)	Total Shareholder Return	Peer Group Total Shareholder Return (4)	Net Loss ($)	EBITDA ($) (5)
2024	5,988,846	4,183,240	1,267,185	1,066,968	61	142	(81,189)	47,646
2023	5,836,449	7,773,416	1,347,643	1,607,749	163	175	(76,299)	54,031
2022	5,861,036	7,517,035	1,292,677	1,425,134	198	194	(103,377)	26,710
2021	5,864,530	19,817,063	1,406,008	3,550,754	225	277	(44,146)	116,795
2020	3,081,617	4,693,256	870,074	1,264,783	85	285	(89,654)	(15,296)
(1)The dollar amounts reported are the amounts of total compensation reported for our CEO, Mr. Becker, in the Summary Compensation Table for fiscal years 2024, 2023, 2022, 2021 and 2020. Mr. Becker served as CEO for each of the years presented.
(2)The dollar amounts reported represent the amount of “compensation actually paid,” as computed in accordance with SEC rules. The dollar amounts do not reflect the actual amounts of compensation paid to our CEO or other NEOs during the applicable year, but also include (i) the year-end value of equity awards granted during the reported year and (ii) the change in the value of equity awards that were unvested at the end of the prior year, measured through the date the awards vested or were forfeited, or through the end of the reported fiscal year.
(3)For 2024, reflects compensation information for our NEOs, other than our CEO, as described in the CD&A of this Proxy Statement. For 2023, reflects compensation information for Mr. Stark, Mr. Kadavy, Ms. Mapes and Mr. Patrich Simpkins. For 2022, reflects compensation information for Mr. Stark, Ms. Mapes, Mr. Osowski, Mr. Simpkins and Mr. Leslie van der Meulen. For 2021, reflects compensation information for Ms. Mapes, Mr. Simpkins and Mr. Leslie van der Meulen, as well as Mr. Paul Kolomaya, the Company's former CAO and Mr. Walter Cronin, the Company's former CCO. For 2020, reflects compensation information for Ms. Mapes and Mr. Simpkins, as well as Mr. Kolomaya and Mr. Cronin.
(4)Reflects cumulative total shareholder return of the NASDAQ Clean Edge Green Energy (CELS) index as of December 31, 2024, weighted according to the constituent companies’ market capitalization at the beginning of each period for which a return is indicated. The CELS is the peer group used by the Company for purposes of Item 201(e) of Regulation S-K under the Exchange Act in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.
(5)EBITDA represents earnings before interest expense, income tax expense, depreciation and amortization excluding amortization of right-to-use assets and debt issuance costs. EBITDA is a key financial metric, which the Company believes reflects the efforts of executive management achievements. See the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on February 7, 2025, for a reconciliation of net loss on a GAAP basis to EBITDA.

74	GREEN PLAINS INC. 2025 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
To calculate the amounts in the Compensation Actually Paid columns in the table above, in accordance with SEC rules, the following adjustments were made:

	2024		2023		2022		2021		2020
	CEO	Average for Non-CEO NEOs	CEO	Average for Non-CEO NEOs	CEO	Average for Non-CEO NEOs	CEO	Average for Non-CEO NEOs	CEO	Average for Non-CEO NEOs
Adjustments for CEO and Average for Non-CEO NEOs:
Total Compensation as reported above	$5,988,846	$1,267,185	$5,836,449	$1,347,643	$5,861,036	$1,292,677	$5,864,530	$1,406,008	$3,081,617	$870,074
Fair value of awards granted during the fiscal year	1,754,805	183,649	3,056,109	418,349	4,193,933	547,109	4,766,708	944,195	3,218,221	584,544
Year over year increase (decrease) of unvested awards granted in prior years	(3,032,327)	(273,379)	(1,329,081)	(178,521)	(1,625,156)	(274,352)	7,962,822	1,090,434	(597,609)	(91,315)
Increase (decrease) from prior fiscal year-end for awards that vested during the year	(528,084)	(110,487)	209,939	20,278	(912,778)	(140,300)	1,836,856	199,546	(386,249)	(44,590)
Decrease from prior fiscal year-end for awards that forfeited during the year	–	–	–	–	–	–	(613,853)	(89,429)	(622,724)	(53,930)
Compensation Actually Paid	$4,183,240	$1,066,968	$7,773,416	$1,607,749	$7,517,035	$1,425,134	$19,817,063	$3,550,754	$4,693,256	$1,264,783

EXECUTIVE COMPENSATION	75
Analysis of the Information Presented in the Pay Versus Performance Table
In accordance with SEC rules, the Company is providing the following descriptions of the relationships between information presented in the pay versus performance table.
Compensation Actually Paid and EBITDA
The following graphic depicts the relationship between EBITDA and compensation actually paid (CAP) to the Company's CEO and NEOs, respective

CEO Pay versus EBITDA 2020-2024
Compensation Actually Paid ($mm)
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$-5.0
EBITDA ($mm)
$125
$100
$75
$50
$25
$0
$-25
2020
2021
2022
2023
2024
SCT-CEO
CAP-CEO
EBITDA

Average NEO Pay versus EBITDA 2020-2024
Compensation Actually Paid ($mm)
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$-1.0
$120
$100
$80
$60
$40
$20
$0
$-20
EBITDA ($mm)
2020
2021
2022
2023
2024
SCT-Avg. NEO
CAP-Avg. NEO
EBITDA

Compensation Actually Paid and Relative Total Shareholder Return
The following graphic depicts the relationship between total shareholder return (TSR) and CAP to the Company's CEO and NEOs, respectively.

CEO Pay versus TSR 2020-2024
Compensation Actually Paid ($mm)
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
Indexed Total Shareholder Return
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
2020
2021
2022
2023
2024
SCT-CEO
CAP-CEO
Co. TSR
Peer TSR

Average NEO Pay versus TSR 2020-2024
Compensation Actually Paid ($mm)
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
Indexed Total Shareholder Return
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
2020
2021
2022
2023
2024
SCT-Avg. NEO
CAP-Avg. NEO
Co. TSR
Peer TSR

Performance Measures
The following table presents the most important performance measures used by the Company to link CAP to our CEO and Non-CEO NEOs to the Company's performance. The measures in this table are not ranked.

Performance Measures Used to Link Executive Compensation to Company Performance
EBITDA
Net Income (Loss)
Safety and Environmental
Renewable Corn Oil, Protein and Ethanol Yields
Run Rate
ESG - ISS Scoring

76	GREEN PLAINS INC. 2025 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
Equity Compensation Plan Information
The following table sets forth certain information as of December 31, 2024, with respect to our equity compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance, aggregated by (i) all compensation plans previously approved by our security holders, and (ii) all compensation plans not previously approved by our security holders. The table includes:
—the number of securities to be issued upon the exercise of outstanding options and granted non-vested stock;
—the weighted-average exercise price of the outstanding options and granted non-vested stock; and
—the number of securities that remain available for future issuance under the plans.

Plan Category	Number of Securities To Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (A)	Weighted-Average Exercise Price Of Outstanding Options, Warrants and Rights ($)	Number of Securities Remaining Available For Future Issuance (Excluding Securities Reflected in Column (A))(1)
Equity compensation plans approved by security holders	538,572(2)	-	2,135,025
Total	538,572	-	2,135,025
(1)The maximum number of shares that may be issued under the 2019 Equity Incentive Plan as option grants, restricted stock awards, restricted stock units, stock appreciation rights, direct share issuances and other stock-based awards is 6,891,236 shares of our Common Stock, which includes shares remaining under the 2009 Equity Incentive Plan that were rolled into the 2019 Equity Incentive Plan in 2019.
(2)Reflects 538,572 PSUs with a weighted average grant-date fair value of $27.82, representing the target number of performance share units outstanding on December 31, 2024.

77
Security Ownership of Certain
Beneficial Owners and
Management
Security Ownership of Certain Beneficial Owners
The following table and notes set forth certain information with respect to the beneficial ownership of shares of our Common Stock based on Schedule 13G or Schedule 13D filings, as the case may be, as of April 11, 2025, by each person or group within the meaning of Rule 13d-3 under the Exchange Act who is known to our management to be the beneficial owner of more than five percent of our outstanding Common Stock and is based upon information provided to us by those persons.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1)
BlackRock, Inc. (2) 55 East 52nd Street New York, NY 10055	4,902,474	7.2%
Grantham, Mayo, Van Otterloo & Co. LLC (3) 53 State Street, Suite 3300 Boston, MA 02109	4,752,924	7.0%
The Vanguard Group, Inc. (4) 100 Vanguard Boulevard Malvern, PA 19355	4,213,549	6.2%
Ancora Holdings Group, LLC (5) 6060 Parkland Boulevard, Suite 200 Cleveland, Ohio 44124	4,151,058	6.1%
State Street Corporation (6) 1 Lincoln Street Boston, MA 02111	3,910,245	5.8%
(1)Percentage calculated based on 67,886,339 shares, which includes 65,389,117 shares of Common Stock outstanding and 2,497,222 warrants exercisable as of April 11, 2025.
(2)BlackRock, Inc. – filed on April 3, 2025; with respect to itself and certain subsidiaries, shares are beneficially owned with sole voting power over 4,811,542 of the shares and with sole dispositive power over 4,902,474 of the shares.
(3)Grantham, Mayo, Van Otterloo & Co. LLC – filed on February 13, 2024; shares are beneficially owned with sole voting power over 4,752,924 of the shares and sole dispositive power over 4,752,924 of the shares.
(4)The Vanguard Group, Inc. – filed on February 13, 2024; shares are beneficially owned with shared voting power over 51,728 of the shares, sole dispositive power over 4,109,643 of the shares and shared dispositive power over 103,906 of the shares.
(5)Ancora Holdings Group, LLC – filed on February 7, 2024; shares are beneficially owned with shared voting power over 4,151,058 of the shares owned and shared dispositive power over 4,151,058 of the shares owned. Consists of (i) 33,104 shares owned directly by Ancora Merlin, LP; (ii) 349,693 shares beneficially owned directly by Ancora Merlin Institutional, LP; (iii) 33,595 shares beneficially owned directly by Ancora Catalyst, LP; (iv) 345,833 shares beneficially owned directly by Ancora Catalyst Institutional, LP; (v) 115,975 shares beneficially owned directly by Ancora Bellator Fund, LP; (vi) 458,279 shares beneficially owned directly by Ancora Impact Fund LP - Series Q; (vii) 1,191,740 shares beneficially owned directly by Ancora Impact Fund LP Series S; (viii) 1,021,660 shares beneficially owned directly by Ancora Impact Fund SPC Ltd Segregated Portfolio H; (ix) 601,179 shares held in certain separately managed accounts advised by Ancora Alternatives LLC; (x) Mr. Frederick DiSanta as the Chairman and Chief Executive Officer of Ancora Holdings Group, LLC may be deemed to beneficially own all 4,151,058 shares. Each person has shared voting power and shared dispositive power with respect to his or its respective reported shares. Each of the persons disclaims beneficial ownership of the securities that he or it does not directly own.
(6)State Street Corporation – filed on October 16, 2024; shares are beneficially owned with shared voting power over 3,703,898 of the shares and shared dispositive power over 3,910,245 of the shares.

78	GREEN PLAINS INC. 2024 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
Security Ownership of Management
The following table and notes set forth certain information with respect to the beneficial ownership of shares of our Common Stock, as of April 11, 2025, by each director, each nominee for director, each named executive officer for the year ended December 31, 2024, excluding former executive officers, and by all directors and executive officers as a group:

Name and Address of Beneficial Owner (1)	Shares Beneficially Owned (2)	Percentage of Total (3)
James D. Anderson	124,603	*
Michelle Mapes	91,512	*
Philip B. Boggs	83,630	*
Chris G. Osowski	71,075	*
Brian Peterson (4)	55,417	*
Ejnar A. Knudsen III	46,449	*
Alain Treuer	46,388	*
Martin Salinas Jr.	29,098	*
Kimberly Wagner	21,209	*
Farha Aslam	14,268	*
Executive Officers and Directors as a Group (12 persons)	702,179	1.0
*    Less than 1%.
(1)The address of the beneficial owner is deemed to be the same address as the Company.
(2)Beneficial ownership is determined in accordance with SEC rules and generally includes holding voting and investment power with respect to the securities. Shares of Common Stock subject to options currently exercisable, or exercisable within 60 days, are deemed outstanding for computing the percentage of the total number of shares beneficially owned by the designated person but are not deemed outstanding for computing the percentage for any other person.
(3)Percentage calculated based on 67,886,339 shares, which includes 65,389,117 shares of Common Stock outstanding and 2,497,222 warrants exercisable as of April 11, 2025.
(4)Includes 15,000 shares that Mr. Peterson owns jointly with his child.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act, as amended, requires our directors and certain officers, and persons who beneficially own more than 10% of the Company’s ordinary shares, to file reports of ownership and reports of changes in ownership with the SEC. To our knowledge, based solely on our review of the copies of Section 16(a) reports and amendments thereto furnished to us during and with respect to fiscal year 2024 and on written representations from certain reporting persons, all reportable transactions during fiscal year 2024 were reported on a timely basis, except for a late filing on Form 4 for James Stark pertaining to restricted shares forfeited upon vesting for tax withholdings in conjunction with his retirement and related severance agreement effective November 15, 2024, which was not filed until April 7, 2025 as the filing was inadvertently overlooked upon termination and passing of the period whereby shares became irrevocable.

79
Transactions with Related
Persons, Promoters and Certain
Control Persons
Our Related Party Policy addresses our Company’s procedures with respect to the review and approval of “related party transactions” that are required to be disclosed pursuant to SEC regulations. The Related Party Policy provides that any transaction or activity, in which the Company is involved, with a “related party” (which is defined as an employee’s child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, or any person (other than a tenant or employee) sharing the household of an employee of ours, or any entity that is either wholly or substantially owned or controlled by an employee of ours or any of the foregoing persons and any trust of which an employee of ours is a trustee or beneficiary) shall be subject to review by our Audit Committee as well as our Chief Legal and Administration Officer so that appropriate measures can be put into place to avoid either an actual conflict of interest or the appearance of a conflict of interest. Any waivers of this conflict of interest policy must be in writing and be pre-approved by our Audit Committee.
In determining whether a related party transaction will be approved or ratified, the Audit Committee may consider factors such as (a) the extent of the related party’s interest in the transaction; (b) the availability of other sources of comparable products or services; (c) whether the terms are competitive with terms generally available in similar transactions with persons that are not related parties; (d) the benefit to us; and (e) the aggregate value of the transaction.
There were no related party transactions in 2024.

80	GREEN PLAINS INC. 2025 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
Other Matters
Additional Meeting Information
2025 Annual Meeting of Shareholders
Time and Date: 10:00 a.m., Central Daylight Time, Friday, June 6, 2025
Place (Online Meeting): www.meetnow.global/MWQK6U7
Record Date: April 11, 2025
Voting Information
Who is Eligible to Vote
You are entitled to vote at the 2025 Annual Meeting of Shareholders if you were a shareholder of record as of the Record Date, which has been fixed as of close of business on April 11, 2025. On the Record Date, there were 65,389,117 shares of our Company’s Common Stock outstanding and eligible to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter properly brought before the Annual Meeting.
The presence, in person (online) or by properly executed proxy, at the Annual Meeting of the holders of a majority of the outstanding shares of Common Stock entitled to vote shall constitute a quorum. Proxies that are marked to “withhold authority” with respect to the election of directors and proxies that are marked "abstain" or for which no instructions are given will be counted for purposes of determining the presence of a quorum.
Electronic Access to Proxy Materials
Pursuant to rules adopted by the SEC, we are making this Proxy Statement and our 2024 Annual Report available to shareholders electronically via the Internet. On or around April 24, 2025, we mailed the Notice, which provides information regarding the availability of proxy materials for the Annual Meeting, to our shareholders of record.
Shareholders will be able to access this Proxy Statement and our 2024 Annual Report on the website referred to in the Notice or request printed copies of the proxy materials. Instructions on how to access the proxy materials on the Internet or to request a printed copy may be found in the Notice. The website on which you will be able to view our proxy materials also allows you to choose to receive future proxy materials electronically by email, which would save us the cost of printing and mailing documents to you. If you choose to receive future proxy statements by email, you will receive an email next year with instructions containing a link to the proxy voting site. Your election to receive proxy materials by email remains in effect until you terminate it.

HOW YOU CAN ACCESS THE PROXY MATERIALS ONLINE
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting
to Be Held on June 6, 2025.
The Notice, the Proxy and our 2024 Annual Report may be accessed at
www.edocumentview.com/GPRE.

Other Matters	81
Meeting Agenda and Voting Recommendations

Proposals		Board Vote Recommendation	For Further Details
1.	The election of eight directors to serve a one-year term that expire at the 2026 annual meeting (“Proposal 1”)	Vote FOR	▶ Page 13
2.	The ratification of the selection of the Company’s independent registered public accountants for 2025 (“Proposal 2”)	Vote FOR	▶ Page 35
3.	The cast of an advisory vote to approve executive compensation (“Proposal 3”)	Vote FOR	▶ Page 41
Proxy Voting and Revocability of Proxies
Common Stock, represented by the proxies received pursuant to this solicitation and not timely revoked, will be voted at the Annual Meeting in accordance with the instructions indicated in properly submitted proxies. If no instructions are given, such shares will be voted as recommended by the Board. If any other matters are properly presented to the Annual Meeting for action, the person(s) named in the enclosed form(s) of proxy and acting thereunder will have discretion to vote on such matters in accordance with their best judgment. Broker non-votes and abstentions are not treated as votes cast for any of the matters to be voted on at the meeting.
A holder of Common Stock who has submitted a proxy may revoke it prior to its exercise by providing written notice of revocation or a later-dated proxy to the Corporate Secretary of the Company at any time before the closing of the polls at the meeting, or by voting online at the meeting. Any written notice revoking a proxy should be sent to: Green Plains Inc., Attention: Michelle S. Mapes, Corporate Secretary, 1811 Aksarben Drive, Omaha, Nebraska 68106. Attendance and voting online at the Annual Meeting does not itself revoke a proxy; however, any shareholder who attends the Annual Meeting online may revoke a previously submitted proxy by voting online.
Computershare Trust Company, N.A. is the transfer agent and registrar for our Common Stock. If your shares are registered directly in your name with our transfer agent, with respect to those shares, you are considered the shareholder of record, or a registered shareholder, and these materials were sent to you directly by us. If you are a shareholder of record, you may vote by attending the Annual Meeting and voting online.
If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and that organization should have forwarded these materials to you. As the beneficial owner, you have the right to direct your broker, bank or nominee holding your shares how to vote and are also invited to attend the Annual Meeting. Please refer to the information forwarded by your broker or bank for instructions on how to direct their vote. However, since you are not a shareholder of record, you may not vote these shares at the online Annual Meeting unless you provide a legal proxy from the shareholder of record.
If you are a registered shareholder, there are three ways to vote:
—Going to the Internet website indicated on the Proxy Card or voting instruction card and following the instructions provided (you will need the control number that is included in the Notice);
—Calling the toll-free telephone number indicated on the Proxy Card or voting instruction card (you will need the control number that is included in the Notice); or
—Signing, dating and returning the Proxy Card if you request to receive your proxy materials by mail.
Your shares will be voted as you indicate. If you do not indicate your voting preferences, the appointed proxies will vote your shares “For” all nominees in Proposal 1 and “For” Proposals 2 and 3.

82	GREEN PLAINS INC. 2025 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
Broker Non-Votes
Broker non-votes occur when nominees, such as brokers and banks holding shares on behalf of the beneficial owners, are prohibited from exercising discretionary voting authority for beneficial owners who have not provided voting instructions at least ten days before the Annual Meeting date. If no instructions are given within that time frame, the nominees may vote those shares on matters deemed “routine” by the New York Stock Exchange. On non-routine matters, nominees cannot vote without instructions from the beneficial owner, resulting in so-called “broker non-votes.” Broker non-votes are not counted for the purposes of determining the number of shares present in person (online) or represented by proxy on any voting matter. All proposals are considered non-routine, except for Proposal 2.
Expenses and Methods of Solicitation
We will bear the expense of soliciting proxies. In addition to the use of the mail and internet, proxies may be solicited personally, or by telephone or other means of communications, by directors, officers and employees of the Company and its subsidiaries who will not receive additional compensation therefor. We will reimburse banks, brokerage firms and nominees for reasonable expenses incurred related to forwarding proxy solicitation materials to beneficial owners of shares held by such banks, brokerage firms and nominees.
Vote Required
The affirmative vote of a plurality of all votes cast at the Annual Meeting by the holders of the Common Stock, assuming a quorum is present, is required to elect each director. The eight persons receiving the greatest number of votes at the Annual Meeting shall be elected as directors. Since only affirmative votes count for this purpose, broker non-votes or votes withheld will not affect the outcome of the voting on Proposal 1. Abstentions do not count as votes cast "for" or "against" Proposal 2 and 3. If you do not provide voting instructions to your brokerage firm or similar person holding your shares, they will be permitted to vote your shares on Proposal 2 at their discretion. Broker non-votes, if any, do not count as votes cast "for" or "against" Proposal 3.
List of Shareholders Entitled to Vote at the Annual Meeting
The names of shareholders of record entitled to vote at the Annual Meeting will be available for examination by any shareholder for a purpose germane to the meeting at the Annual Meeting via the live webcast platform and on and after April 28, 2025 up to the meeting between the hours of 9:00 a.m. and 4:30 p.m. Central Daylight Time at our principal executive offices at 1811 Aksarben Drive, Omaha, NE 68106, and may be viewed by contacting our corporate secretary.
Results of the Meeting
Preliminary voting results will be announced at the Annual Meeting. Voting results will be published in a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting.
Annual Report on Form 10-K
This Proxy Statement and our Annual Report, which includes financial and other information about our activities but is not to be deemed a part of the proxy soliciting material, are available on our website at www.gpreinc.com. Additionally, you may access our Proxy Statement at www.envisionreports.com/GPRE. Our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act are available free of charge on our website at www.gpreinc.com as soon as reasonably practicable after we file or furnish such information electronically with the SEC. A copy of our annual report on Form 10-K for the year-ended December 31, 2024, and the exhibits filed with our annual report on Form 10-K will be mailed to shareholders without charge upon written request to Green Plains Inc., Attention: Michelle S. Mapes, Corporate Secretary, 1811 Aksarben Drive, Omaha, Nebraska 68106. The information found on our website is not part of this or any other report we file or furnish to the SEC.

Other Matters	83
Shareholder Proposals
Our bylaws provide that timely written notice of a shareholder proposal or director nomination must be delivered to, or mailed and received by, the Corporate Secretary of the Company at the principal executive offices of the Company not less than 90 nor more than 120 days prior to the one-year anniversary of the prior year’s annual meeting (which for a June 6, 2025 meeting date is on or before March 8, 2026 and on or after February 6, 2026). Except as otherwise stated in this Proxy Statement, only proposals properly delivered in this time frame may be brought before the meeting. As to each matter a shareholder proposes to bring before the 2026 annual meeting of shareholders, the shareholder’s notice must set forth: (i) the name and address of such shareholder, as they appear on our books, and of such beneficial owner; (ii) the class and number of shares of our Common Stock which are held of record or are beneficially owned, directly or indirectly, by the shareholder and any derivative instrument and by any other shareholders known by such shareholder to be supporting such proposal; (iii) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of such shareholder, beneficial owner or nominee with respect to any of our securities, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit from share price changes for, or to increase or decrease the voting power of, such shareholder, any beneficial owner or nominee with respect to any of our securities; (iv) any proxy, contract, arrangement, understanding or relationship pursuant to which the shareholder, beneficial owner or nominee has a right to vote any shares of any of our securities; (v) any rights to dividends on the shares of us beneficially owned by the shareholder or beneficial owner that are separated or separable from the underlying shares of the Company; (vi) any performance-related fees (other than asset-based fees) that the shareholder, a beneficial owner or the nominee is entitled to based on any increase or decrease in the value of our shares or derivative instruments, if any, as of the date of such notice, including without limitation, any such interests held by members of the shareholder's or beneficial owner's immediate family sharing in the same household; (vii) any material interest of the shareholder or beneficial owner in such business; and (viii) a statement whether such shareholder or any beneficial owner will deliver a Proxy Statement and form of proxy to holders of at least the percentage of our voting shares required under applicable law to carry the proposal or nomination. In addition, to be in proper written form, a shareholder’s notice to the Corporate Secretary of the Company must be supplemented not later than 10 days following the record date for notice of the meeting to disclose the information contained in clauses (ii) through (vi) above as of the record date for notice of the meeting. Our bylaws also provide that the Chairman of an annual meeting shall, if the facts warrant, determine and declare at any meeting of the shareholders that business was not properly brought before the meeting and, if he should so determine, declare that such business shall not be transacted.
In addition the foregoing, a shareholder who wishes to nominate a director for election or re-election, must also include the following in its notice to us as to each person whom the shareholder proposes to nominate for election or re-election as a director: (i) all information relating to such person that is required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to be named in the Proxy Statement as a nominee and to serving as a director if elected); (ii) a description of all arrangements or understandings during the past three years between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the shareholder and any other material relationships between the shareholder and each nominee and his/her respective affiliates and associates, or others acting in concert therewith; (iii) a written statement executed by the nominee acknowledging that as a director, the nominee will owe a fiduciary duty under Iowa law with respect to us and our shareholders; (iv) a fully completed Director’s Questionnaire on the form supplied by us upon written request from the shareholder, executed by the nominee; (v) a written statement executed by the nominee acknowledging in such person's individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, such person's intention to serve a full-term if elected as a director; and (vi) a written representation and agreement (in the form provided by the Corporate Secretary upon written request) that such person (A) is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of ours, will act or vote on any issue or question ("Voting commitment"), that has not been disclosed to us or (2) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of ours, with such person’s fiduciary duties under applicable law, (B) is not and will not become a party to any agreement, arrangement or reimbursement or indemnification in connection with service or action

84	GREEN PLAINS INC. 2025 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
as a director that has not been disclosed therein, and (C) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of ours, and will comply with all applicable publicly disclosed corporate guidance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of Green Plains.
Our Bylaws also permit a shareholder, or a group of up to 20 shareholders, owning 3% or more of our common stock continuously for a period of at least three years, to nominate for election to our Board and have such director nominations included in our proxy materials, a number of director candidates equal to the greater of (i) two individuals or (ii) 20% of our Board, provided that the shareholder(s) and the nominee(s) satisfy certain requirements specified in the Bylaws. Under these procedures, notice must be received by our corporate secretary at our principal executive offices no earlier than 150 calendar days, and no later than 120 calendar days, before the first anniversary of the date that our Proxy Statement was released to shareholders in connection with our 2025 annual meeting of shareholders (i.e., notice must be received no earlier than November 25, 2025 and no later than December 25, 2025). In accordance with our Bylaws, the shareholder notice must contain certain information about the candidate the shareholder(s) desires to nominate for election as a director, the shareholder(s) giving the notice and the beneficial owner(s), if any, on whose behalf the nomination is made.
Any shareholder who desires to have a proposal included in the proxy soliciting material relating to our 2025 annual meeting of shareholders must comply with Rule 14a-8 under the Exchange Act and must send a signed proposal to the Corporate Secretary at 1811 Aksarben Drive, Omaha, Nebraska 68106. This proposal must be received no later than December 26, 2025, to be considered for inclusion in the Proxy Statement for the 2026 annual meeting of shareholders.
To comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees for the 2026 Annual Meeting of Shareholders, other than the nominees of the Company’s Board of Directors, must also comply with the additional requirements of Rule 14a-19 under the Exchange Act, including providing a statement that such shareholder intends to solicit the holders of shares representing at least 67% of the voting power of shares of the Company entitled to vote on the election of directors in support of director nominees other than the Company’s nominees.
Discretionary Authority
At the time of mailing of this Proxy Statement, the Board was not aware of any other matters that might be presented at the meeting. If any matter not described in this Proxy Statement should properly be presented, the person named on the accompanying Proxy Card will vote such proxy in accordance with their judgment.
By Order of the Board of Directors,

Michelle Mapes
Corporate Secretary
April 24, 2025

Other Matters	85
COMMONLY USED DEFINED TERMS
Company and Regulatory Defined Terms:

Green Plains; the Company	Green Plains Inc.
Exchange Act	Securities Exchange Act of 1934, as amended
NASDAQ	The Nasdaq Global Market
SEC	Securities and Exchange Commission
Securities Act	Securities Act of 1933, as amended

Other Defined Terms:
Annual Meeting	The 2025 Annual Meeting of shareholders of Green Plains Inc. and any adjournment or postponement thereof
ASC 718	Accounting Standards Codification Topic 718, Compensation – Stock Compensation
Board	Board of Directors of Green Plains Inc.
CCS	Carbon Capture and Sequestration
CI	Carbon intensity
Common Stock	Green Plains Inc. Common Stock, $0.001 par value per share
EBITDA
Earnings before interest expense, income taxes, depreciation and amortization which is a non-GAAP measure. See our Annual Report on Form 10-K for the year ended December 31, 2024 for a detailed definition of this term and a reconciliation to GAAP net loss

GAAP	U.S. Generally Accepted Accounting Principles
GICS	Global Industry Classification Standard
Internal Revenue Code	Internal Revenue Code of 1986, as amended
LTIP	Long-term incentive program
MBO	Management by Objectives
MSC™	Maximized Stillage Co-products™ produced using process technology developed by Fluid Quip Technologies
NEO	Named executive officer
Notice	Important notice regarding the availability of proxy materials for the Annual Meeting
PSU	Performance Share Unit
Record Date	The record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting
RSA	Restricted Stock Award
SCT	Summary Compensation Table
STIP	Short-term cash incentive program
TCJA	Tax Cuts and Jobs Act of 2017
TSR	Total Shareholder Return
U.S.	United States

Helpful Resources

Annual Meeting
Proxy & supplemental materials	www.envisionreports.com/GPRE
Online voting for registered holders	www.envisionreports.com/GPRE
Webcast	www.meetnow.global/MWQK6U7
Electronic delivery of future proxy materials	www.envisionreports.com/GPRE

Corporate Governance
Leadership	https://investor.gpreinc.com/corporate-governance/leadership
Board of directors	https://investor.gpreinc.com/corporate-governance/board-of-directors
Committee composition	https://investor.gpreinc.com/corporate-governance/committee-composition
Contacting the Board	https://investor.gpreinc.com/corporate-governance/contact-the-board
Governance documents	https://investor.gpreinc.com/corporate-governance

Financial Reporting
Annual report	https://investor.gpreinc.com/financials-filings
Financial filings	https://investor.gpreinc.com/financials-filings
Stock information	https://investor.gpreinc.com/stock-information

Other Information
Corporate website	https://gpreinc.com/
Investor relations	https://investor.gpreinc.com/
Sustainability	https://gpreinc.com/who-we-are/sustainability/
Press releases	https://investor.gpreinc.com/press-releases
The information on our website is not incorporated by reference in this Proxy Statement.

Green Plains

Green Plains Inc.
1811 Aksarben Drive
Omaha, NE 68106

www.gpreinc.com

Green Plains VOTE

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MR A SAMPLE
DESIGNATION (IF ANY)
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Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Online
Go to **www.envisionreports.com/GPRE** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/GPRE

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all nominees and FOR Proposals 2 and 3.

	For	Withhold		For	Withhold		For	Withhold
01 - James D. Anderson	☐	☐	04 - Carl Grassi	☐	☐	07 - Patrick Sweeney	☐	☐
02 - Farha Aslam	☐	☐	05 - Brian Peterson	☐	☐	08 - Kimberly Wagner	☐	☐
03 - Steve Furcich	☐	☐	06 - Martin Salinas Jr.	☐	☐			

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 JNT

82AV 650493

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

0457HC

The 2025 Annual Meeting of Shareholders of Green Plains Inc. will be held on
Friday, June 6, 2025 at 10:00 am CDT, virtually via the Internet at https://meetnow.global/MWQK6U7.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Important Notice Regarding the Availability of Proxy Materials for the Annual Shareholder Meeting to be held on June 6, 2025: The Notice, Proxy Statement and Annual Report are available at www.envisionreports.com/GPRE

Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/GPRE

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Green Plains Inc.

Proxy Solicited by Board of Directors for Annual Meeting — June 6, 2025

Michelle Mapes and Philip Boggs, with the power to appoint his or her substitute, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Green Plains Inc. to be held on June 6, 2025 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the Proxy will have authority to vote FOR all nominees listed in Proposal 1, and FOR Proposals 2 and 3.

In his or her discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)

C Non-Voting Items

Change of Address — Please print new address below.